S&C DRAFT OF 12/28/00

              As filed with the Securities and Exchange Commission
                              on December ___, 2000

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                                                    Registration No. 333-_______

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     | | Pre-Effective Amendment No. __ |_| Post-Effective Amendment No. __

                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 875-3000

                              466 Lexington Avenue
                          New York, New York 10017-3147

                          -----------------------------
               (Address of Principal Executive Offices) (Zip code)

                                Hal Liebes, Esq.
                    Warburg, Pincus Municipal Bond Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147

          -------------------------------------------------------------
                 Earl D. Weiner           Rose F. DiMartino, Esq.
              Sullivan & Cromwell         Willkie Farr & Gallagher
                125 Broad Street             787 Seventh Avenue
               New York, NY 10004          New York, NY 10019-6099
          -------------------------------------------------------------

Approximate date of public offering: as soon as practicable following effectiveness of the Registration Statement.

Title of Securities Being Registered Common Stock, $.001 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

                                   CONTENTS OF
                             REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                            DLJ MUNICIPAL TRUST FUND
                             Your Vote Is Important

Dear Shareholder:

      We are pleased to invite you to attend a special meeting (the "Meeting") of the shareholders of the Municipal Trust Fund series of the DLJ Focus Funds at which you will be asked to vote on three important matters.

      The Board of Trustees of the DLJ Focus Funds has recently reviewed and unanimously endorsed a proposal for the acquisition of its DLJ Municipal Trust Fund series (the "Fund") by another similar fund managed by your Fund's interim investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, Warburg, Pincus Municipal Bond Fund, Inc. (the "Acquiring Fund") would acquire all of the assets and liabilities of the Fund. In Proposal Number 1, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Fund by the Acquiring Fund (the "Acquisition") would be effected.

      The Fund's Board of Trustees and CSAM believe that the Acquisition is in the best interests of the Fund and its shareholders.

      The Acquisition will not result in any material changes to the investment philosophy or operations of the Fund, since the Fund has a substantially similar investment objective and strategy, and similar investment policies as the Acquiring Fund. The Acquiring Fund has a different transfer agent and independent accountant from the Fund, but the quality and level of service provided currently to the Fund and by CSAM's predecessor, DLJ Asset Management Group, Inc. ("DLJAM"), are expected to continue. Also, CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the average annual expense ratio of the Common Class of the Acquiring Fund at the lower of that of the average annualized expense ratio of the Common Class of the Acquiring Fund at the closing of the Acquisition or the class that such holder will surrender at such closing measured over the 60-day period ended on the closing of the Acquisition (the "Closing Date"). The Closing Date is expected to be on or about March 30, 2001.

      If shareholders of the Fund approve the Plan, the Fund will be liquidated upon consummation of the Acquisition. At that time, you will become a shareholder of the Acquiring Fund, having received shares of the Common Class if you hold Class A shares, Class B shares or Class R shares in the Fund with an aggregate value equal to the aggregate net asset value of your investment in the Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. The Acquisition will, in the opinion of counsel, be free from federal income taxes to you, the Fund and the Acquiring Fund. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

      In Proposal Number 2, you are being asked to approve a new investment advisory agreement for the Fund with CSAM. This is important for two reasons. First, assuming shareholders approve the Acquisition, it may take longer than to March 30, 2001 to close the Acquisition and the rules of the SEC that allow CSAM to serve as interim investment adviser to the Fund will only let CSAM serve in that capacity until April 2, 2001. Second, if shareholders do not approve the Acquisition, CSAM would like to continue as adviser and would not be able to do so without your approval.

      Finally, in Proposal Number 3, you are being asked to elect Trustees to the Board of Trustees for your Fund. Although we are asking you to approve the Acquisition and that approval would result in your becoming a shareholder of another fund with its own board of directors, the Fund is a part of the

DLJ Focus Funds. The DLJ Focus Funds is having an election for Trustees and as shareholders of the DLJ Focus Funds, you are entitled to participate in that election and we strongly recommend that you do so. In the event that shareholders do not approve the Acquisition, you would continue as a shareholder of the Fund and the DLJ Focus Funds.

      The Meeting will be held on March 23, 2001 to consider the Acquisition and the other matters being presented. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

      Detailed information about the proposals is described in the attached prospectus/proxy statement. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSALS. On behalf of the Board of Trustees, I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co, Inc., the Fund's proxy solicitor, Attn.: Dominick F. Maurillo, at
(212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling 1-(800) 290-6424 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

      Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

      Whichever voting method you choose, please read the full text of the proxy statement before you vote.

      If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424 who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,

/S/ Martin Jaffe
    ------------

Secretary
__________, 2001

                                                                  ________, 2001

                            DLJ MUNICIPAL TRUST FUND

                      Important News For Fund Shareholders

      While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposals you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?

A: Credit Suisse Group ("Credit Suisse") has acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJ Asset Management Group, Inc. ("DLJAM"), your Fund's prior investment adviser, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, which is managed by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $198 billion as of September 30, 2000. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

      To reduce confusion in the marketplace by eliminating multiple, similar funds advised by the same investment adviser, CSAM is proposing to combine the assets of the DLJ Municipal Trust Fund (the "Fund") with the Warburg, Pincus Municipal Bond Fund, Inc. (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

      You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares (the "Acquisition"). If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.

Q: WHAT ARE THE DIFFERENCES BETWEEN THE FUND AND THE ACQUIRING FUND?

A: The proposed Acquisition will not result in any material changes to the investment philosophy of the Fund, since the Fund and the Acquiring Fund have substantially similar investment objectives and strategies, and similar investment policies. However, the Acquiring Fund may be subject to additional risks due to its non-diversified status as it may invest a greater proportion of its assets in the securities of a smaller number of issuers and due to its ability to invest in below investment-grade debt. The Acquiring Fund has the same investment adviser as the Fund. The administrator, transfer agent and independent accountant will change as a result of the Acquisition.

Q: WILL THE FEES ASSESSED TO SHAREHOLDERS INCREASE?

A: No. CSAM, the Fund's investment adviser, has agreed to reimburse expenses, for the two year period beginning on the date of the closing of the Acquisition, to the extent necessary to maintain the average annual expense ratio of each class of the Acquiring Fund at the lower of that of the average annualized expense ratio of the Acquiring Fund or the average annualized expense ratio of the class that such holder will surrender at such closing, measured over the 60 day period ending on the Closing Date.

The closing of the proposed Acquisition is expected to be on or about March 30, 2001. Even if the Plan is not approved the total expense ratio of your Fund will not increase.

Q: WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board members of your Fund believe that you may benefit from the proposed Acquisition, in part, because it will result in a single larger fund with a potentially lower expense ratio and will eliminate confusion in the marketplace associated with there being two municipal bond funds managed by the same investment adviser. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q: WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax free event. Generally, shareholders of the Fund will not incur capital gains or losses on the conversion from the Fund to the Acquiring Fund.

      Shareholders will incur capital gains or losses if they sell their shares in the Fund before the Acquisition becomes effective or sell or exchange their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing date. Please note that retirement accounts are exempt from such tax consequences.

Q: WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Fund and the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations. Because the acquisition of DLJ on November 3, 2000 caused the then existing investment advisory agreement between your Fund and DLJAM to terminate both pursuant to its terms and the Investment Company Act of 1940, your Board approved an interim investment advisory agreement for the Fund with DLJAM, which was assigned to CSAM, which took effect on November 3, 2000 when the Acquisition was completed. The interim investment advisory agreement has the same fees as the prior agreement. The interim investment advisory agreement will continue in effect until the earlier of 150 days from November 3, 2000, which is April 2, 2001, or until you approve a new investment advisory agreement between your Fund and CSAM. It is very important that you vote on this proposal regardless of your vote for or against the Plan as CSAM's continuing as investment adviser of your Fund requires shareholder approval of a new investment advisory agreement with your Fund.

Q. HOW WILL A NEW INVESTMENT ADVISORY AGREEMENT AFFECT ME AS A FUND SHAREHOLDER?

A. If the Plan is not approved and the new investment advisory agreement with CSAM is approved, you will still own the same shares in the same Fund and CSAM will be the Fund's adviser. The terms of the new investment advisory agreement are the same in all material respects as the current agreement, except that CSAM will be the new investment adviser following your approval and, as more fully explained below, it is anticipated that your Fund will retain new administrators to provide administrative services previously provided by DLJAM and CSAM. If the Plan is not approved and shareholders do not approve the new investment advisory agreement, the interim investment advisory agreement will terminate and the Board of Trustees of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q. WILL THE INVESTMENT ADVISORY FEE REMAIN THE SAME UNDER THE NEW INVESTMENT ADVISORY AGREEMENT IF THE PLAN IS NOT APPROVED?

A. Yes. However, it is proposed, subject to approval by the Board of trustees of the Fund, that the administrative services currently provided by CSAM without additional fees pursuant to the interim advisory agreement to the Fund will be provided by Credit Suisse Asset Management Securities, Inc. and an outside administrator to the Fund for a total fee not to exceed .20% of average daily net assets. In addition, if the Plan is not approved and CSAM is approved as investment adviser to the Fund, CSAM has agreed to impose limits on the average annual expense ratio of your Fund in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit your Fund's average annual operating expenses until October 31, 2001. Second, CSAM has agreed in writing to limit average annual expenses from the date of the acquisition of DLJ by Credit Suisse, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by your Fund measured over the 60-day period ending on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annual operating expense ratio of your Fund through November 3, 2002 due to the retention of CSAMSI and the outside administrator as co-administrators. Consequently, your Fund will not bear any additional cost through at least November 3, 2002 as a result of the appointment of the co-administrators.

Q. WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to vote to elect a new Board of Trustees.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR FUND, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND OR CSAM, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q: WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-290-6424.

Q: HOW CAN I VOTE MY SHARES?

A: Please choose one of the following options to vote your shares:

      By mail, with the enclosed proxy card;

      By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800- 290-6424;

      By faxing the enclosed proxy card to D.F. King & Co., Inc. Attn: Dominick
F. Maurillo, at 212-269-2796;

      Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      In person at the Meeting.

Q: WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A: No. CSAM or its affiliates will bear these costs.

                            DLJ MUNICIPAL TRUST FUND
                                 277 Park Avenue
                            New York, New York 10172

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 23, 2001

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of DLJ Municipal Trust Fund (the "Fund"), a series of DLJ Focus Funds, will be held at the offices of the Fund, 277 Park Avenue, 24th Floor, New York, New York 10172 on March 23, 2001, commencing at 10:00 a.m. for the following purposes:

1. To approve the Agreement and Plan of Reorganization (the "Plan") providing that (i) the Fund would transfer to Warburg, Pincus Municipal Bond Fund, Inc. (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund, and (iii) the Fund would subsequently be terminated (Proposal Number 1);

2. To approve a new investment advisory agreement as it relates to the Fund permitting Credit Suisse Asset Management, LLC to continue as investment adviser (Proposal Number 2);

3. To elect eight Trustees to the Board of Trustees of the DLJ Focus Funds (Proposal Number 3); and

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE ALL OF THE PROPOSALS.

      The Board of Trustees of the DLJ Focus Funds has fixed the close of business on January 31, 2001, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

      By mail, with the enclosed proxy card(s);

      By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-290-6424;

      By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn: Dominick
F. Maurillo, at 212-269-2796;

      Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      In person at the Meeting.

      If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-800-290-6424.

      It Is Important That Proxies Be Returned Promptly.

      By Order of the Board of Trustees

Martin Jaffe
Secretary
__________, 2001

            Your Prompt Attention to the Enclosed Proxy Will Help to
                   Avoid the Expense of Further Solicitation.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signatures
------------                              ----------------

  Corporate Accounts

  (1)  ABC Corp.                        ABC Corp.
  (2)  ABC Corp.                        John Doe, Treasurer
  (3)  ABC Corp.                        John Doe
         c/o John Doe, Treasurer
  (4)  ABC Corp. Profit Sharing Plan    John Doe, Trustee

  Trust Accounts

  (1)  ABC Trust.                       Jane B. Doe, Trustee
  (2)  Jane B. Doe, Trustee
         u/t/d 12/28/78                 Jane B. Doe

  Custodial or Estate Accounts

  (1)  John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA    John B. Smith
  (2)  John B. Smith                    John B. Smith, Jr., Executor

                  Subject to Completion, Dated December _, 2000

                     PRELIMINARY PROSPECTUS/PROXY STATEMENT
                                __________, 2001

                                 PROXY STATEMENT
                            DLJ MUNICIPAL TRUST FUND
                                 277 Park Avenue
                            New York, New York 10172
                                 (800) 225-8011

                                   PROSPECTUS
                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                   800-WARBURG

      This Prospectus/Proxy Statement is being furnished to shareholders of DLJ Municipal Trust Fund (the "Fund"), a series of the DLJ Focus Funds, an open-end, management investment company organized as a Massachusetts business trust, in connection with the solicitation of proxies by the Board of Trustees of DLJ Focus Funds for use at a Special Meeting of Shareholders to be held on March 23, 2001 at 10:00 a.m. (the "Meeting"), at the offices of the Fund located at 277 Park Avenue, New York, New York 10172, or any adjournment(s) thereof. A list of the proposals to be considered is set forth below:

1.    to approve an agreement and plan of reorganization (the "Plan");

2.    to approve a new investment advisory agreement for the Fund;

3.    to elect eight Trustees to the Board of Trustees of the DLJ Focus Funds;
      and

4. to transact such other business as may properly come before the meeting and any adjournment thereof.

      Pursuant to the Plan, the Fund would transfer to Warburg, Pincus Municipal Bond Fund, Inc., an open-end, non-diversified management investment company organized as a Maryland corporation (the "Acquiring Fund" and, together with the Fund, the "Funds"), all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund; and the Fund would subsequently be terminated (hereinafter collectively referred to as the "Acquisition").

      The Plan will not result in any material changes in the investment philosophy of the Fund. The investment objective of the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax exempt municipal securities) and the investment objective and strategy of the Acquiring Fund (i.e., high total return by investing in municipal securities) are substantially similar. The investment policies of the Acquiring Fund are similar to those of the Fund, except that the Acquiring Fund is a non-diversified investment company and there are certain other differences described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement. The investment adviser for the Acquiring Fund is the same as that of the Fund, although the administrator, transfer agent and independent accountant will change as a result of the Acquisition.

      As a result of the proposed Acquisition, each shareholder of Class A shares, Class B shares and Class R shares of the Fund will receive that number of shares of the Common Class of the Acquiring

Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund immediately prior to the Acquisition. All expenses of the Acquisition and of this solicitation will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Fund in connection with the Acquisition. This transaction is structured to be tax-free for federal income tax purposes to shareholders of the Fund and to each of the Fund and the Acquiring Fund.

      This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 1, 2001. A Statement of Additional Information dated _________, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800)-WARBURG (800-927-2874).

      The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

o The current Prospectus of each of the Common Shares and the Institutional Shares of the Acquiring Fund, dated January 1, 2001, the supplements thereto dated August 1, 2000 and November 22, 2000 and the Shareholder Guide, dated February 29, 2000 (as revised March 27, 2000). The Acquiring Fund Prospectuses for the Common Class accompany this Prospectus/Proxy Statement.

o The current Prospectus of the Fund, dated August 1, 2000 and supplements thereto dated October 31, 2000, December 1, 2000 and December 15, 2000. The Annual Report of the Fund for the fiscal year ended October 31, 2000 and of the Acquiring Fund for the fiscal year ended October 31, 2000. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

      Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

                                TABLE OF CONTENTS

PROPOSAL NUMBER 1 - APPROVAL OF THE PLAN.....................................1

Summary......................................................................1

Risk Factors.................................................................5

Reasons for the Acquisition..................................................5

Fee Table....................................................................6

Information About The Acquisition............................................8

Comparison of Investment Objectives and Policies............................13

Determination of Net Asset Value of Shares of the Acquiring Fund............13

Management of Each Fund.....................................................16

Interest of CSAM in the Acquisition.........................................16

Information on Shareholders' Rights.........................................18

Conclusion..................................................................19

Required Vote...............................................................20

PROPOSAL NUMBER 2 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT.........21

Information About  DLJAM....................................................21

The Previous and Interim Investment Advisory Agreement......................21

Brokerage Commissions.......................................................23

Information About CSAM......................................................24

Section 15(f)...............................................................24

Evaluation by the Board.....................................................25

Required Vote...............................................................26

PROPOSAL NUMBER 3 - ELECTION OF EIGHT TRUSTEES TO THE BOARD OF TRUSTEES.....27

ADDITIONAL INFORMATION......................................................34

VOTING INFORMATION..........................................................34

OTHER BUSINESS..............................................................35

FINANCIAL STATEMENTS AND EXPERTS............................................35

ADDITIONAL MATERIALS........................................................36

LEGAL MATTERS...............................................................36

EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION...........................A-1
EXHIBIT B:  FORM OF INVESTMENT ADVISORY AGREEMENT..........................B-1
EXHIBIT C:  CERTAIN INFORMATION ABOUT CSAM AND
            CREDIT SUISSE GROUP............................................C-1

                               PROPOSAL NUMBER 1 -
                              APPROVAL OF THE PLAN

Summary

      THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUS OF THE FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, THE PROSPECTUSES OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

      Proposed Acquisition. The Plan provides for the acquisition of all of the assets and liabilities of the Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. The Plan also calls for the distribution of shares of the Acquiring Fund to the Fund's shareholders in liquidation of the Fund. As a result of the Acquisition, each holder of Class A shares of the Fund, each holder of Class B shares of the Fund and each holder of Class R shares of the Fund will become the owner of that number of full and fractional shares of the Common Class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Fund as of the close of business on the date that the Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition -- Agreement and Plan of Reorganization."

      Because the Fund is a series of the DLJ Focus Funds, it does not have a Board of Trustees separate from the other series of the DLJ Focus Funds. Accordingly, when we refer to the "Trustees of the Fund" or the "Board of Trustees of the Fund" elsewhere in this prospectus/proxy statement, we mean the Trustees and the Board of Trustees of the DLJ Focus Funds. For the reasons set forth below under "Reasons for the Acquisition," the Board of Trustees of the DLJ Focus Funds, including the Trustees of the DLJ Focus Funds who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of the shareholders of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board therefore has submitted the Plan for approval by the Fund's shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

      Approval of the Acquisition of the Fund will require the affirmative vote of a majority of the Fund's outstanding shares, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." In the event that the Plan is not approved by shareholders of the Fund, the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      Tax Consequences. Prior to completion of the Acquisition, the Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition and the transfer of the assets of the Fund, no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Fund in the hands of the Acquiring Fund as a result of the Acquisition will be the same as in the hands of the Fund immediately prior to the Acquisition.

      Investment Objectives And Policies. The investment objective and strategy of the Acquiring Fund (i.e., provide high total return by investing in municipal securities) is substantially similar to the investment objective of the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax exempt municipal securities). The investment policies of the Acquiring Fund are similar to those of the Fund although the Acquiring Fund is subject to additional risks due to its (i) non-diversified status and (ii) its ability to invest in below investment-grade debt. The other investment policies of the Acquiring Fund are similar to those of the Fund except for differences noted below under "Comparison of Investment Objectives and Policies." Except as noted below under "Comparison of Investment Objectives and Policies," each Fund has similar fundamental and non-fundamental investment limitations.

      Purchase And Redemption Procedures. Except as otherwise indicated in this section, the Funds have substantially similar policies with respect to purchases, redemptions and exchanges of shares. Class A shares or Class B shares of the Fund may be purchased directly from the Fund, through the Fund's distributor or through selected dealers. Class R shares of the Fund are offered only to eligible institutions who purchase shares on behalf of their clients and are not available to individual investors directly. The Acquiring Fund's Common Class shares may be purchased from the Fund's distributor and various financial intermediaries. Class A shares and Class B shares of the Fund require a minimum initial investment of $1,000, and minimum additional investments of $25. These minimums are waived for certain types of accounts. Shares of the Common Class of the Acquiring Fund require a minimum initial investment of $2,500, and a minimum additional investment of $100 if made by check, although this amount varies based on the method of payment. The Fund requires holders of Class A shares or Class B shares to maintain a minimum account size of $250, whereas the Acquiring Fund requires holders of the Common Class to maintain a minimum account size of $2,000. However, CSAM has agreed to waive minimum account size requirements for shareholders of the Fund who are currently below applicable minimum account size requirements.

      Like holders of Class A shares and Class B shares of the Fund, holders of the Common Class of the Acquiring Fund may redeem their shares by telephone for accounts with such privileges. Both Funds require that requests for redemptions of large amounts be made in writing and be accompanied by a signature guarantee.

      In addition, both Funds offer automatic investment and withdrawal programs. The Fund's automatic investment program requires a minimum purchase of $25 on Class A shares or Class B shares on a regular basis. The Acquiring Fund's Common Class offers an automatic monthly investment plan, which requires a $50 minimum on purchases of Common Class shares. The Acquiring Fund also offers an automatic withdrawal plan for making automatic periodic withdrawals of $250 or more. The Fund's automatic withdrawal plan is available to holders of Class A shares, Class B shares or Class R shares with a current net asset value of at least $10,000. Such shareholders may receive, or designate a third party to receive, periodic payment by check in an amount not less than $50.

      You should note that while holders of Class A shares or Class B shares of the Fund have available the "Automatic Exchange Plan" and the "Dividend Direction Option," the Acquiring Fund does not offer similar programs to holders of its Common Class of shares. Shareholders of the Fund who currently participate in the Dividend Direction Option will have dividends reinvested in the form of additional full and fractional shares of the relevant Fund unless a shareholder elects otherwise. Any sales charges to a purchase or redemption are discussed below under "Sales Charges".

      You should also note that certain brokers who distribute shares of the Fund may not distribute shares of the Acquiring Fund. The Prospectuses of the Acquiring Fund provide additional information on purchasing shares of the Acquiring Fund.

      Sales Charges. Class A shares of the Fund are sold at net asset value per share with an initial sales charge of 4.75% which declines for larger purchases and is zero for purchases over $1 million and are subject to a 12b-1 fee of 0.25% per annum of average daily net assets. Class B shares of the Fund are sold without an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") of 4.00% for redemptions in the first year after purchase and declines by 1.00% annually to zero for redemptions made after the fourth year and are subject to a 12b-1 fee of 1.00% per annum of average daily net assets. Class R shares are sold at net asset value per share without an initial sales charge or CDSC [but are only sold to eligible institutions who purchase shares on behalf of their clients and are not available to individual investors directly] and are subject to a 12b-1 fee of 0.25% of average daily net assets. Shares of the Acquiring Fund are sold at net asset value per share and without an initial sales charge or CDSC. Shareholders of the Fund who hold Class B shares of the Fund, however, who receive Common Class shares of the Acquiring Fund as part of the Acquisition will continue to be subject to the CDSC that would otherwise be applicable to such Class B shares. Common Shares of the Acquiring Fund are subject to a 12b-1 fee of 0.25% per annum. Advisor Shares of the Acquiring Fund are assessed a 12b-1 fee of 0.50% per annum. Importantly, the Fund has a reimbursement type distribution plan while the Acquiring Fund has a compensation type plan. In a compensation plan, the distributor receives the distribution fee regardless of the cost of the distribution activities performed. In a reimbursement plan, the amounts payable under the distribution plan are directly related to the expenses actually incurred by the distributor for its distribution activities. See "Fee Table" below.

      Exchange Privileges. The exchange privileges available to shareholders of the Acquiring Fund are similar to those available to shareholders of the Fund. Shareholders of each Fund may exchange at net asset value all or a portion of their shares for shares of the same class of other mutual funds in their respective family of funds at their respective net asset values. Exchanges may be effected by mail or by telephone. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases in the fund in which shares are being purchased. Each of the Fund and the Acquiring Fund may refuse exchange purchases at any time without prior notice. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

      The exchange privilege is available to shareholders residing in any state in which the relevant fund's shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares being acquired in an exchange. See the Shareholder Guide which accompanies the Prospectuses of the Acquiring Fund.

      Dividends. The Acquiring Fund and the Fund each distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. All distributions are reinvested in the form of additional full and fractional shares of the relevant Fund unless a shareholder elects otherwise. The Fund declares dividends from net investment income daily and pays them monthly. The Acquiring Fund declares and pays dividend distributions monthly, from net investment income. Distributions from net realized capital gains (including net short-term capital gains), if any, of each Fund will be distributed at least annually. It is expected that the Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the Closing Date. See "About Your Account -- Distributions" in the accompanying Prospectus(es) of the Acquiring Fund.

      Shareholder Voting Rights. The Acquiring Fund and the Fund are each registered with the SEC as open-end and, in the case of the Acquiring Fund, as non-diversified, management investment companies. The Acquiring Fund is a Maryland corporation, having a Board of Directors. The Fund is a series of a Massachusetts business trust with a Board of Trustees. Shareholders of each Fund have similar voting rights. Neither Fund holds a meeting of shareholders annually, except as required by the 1940 Act or other applicable law. The Acquiring Fund's By-Laws provide that a special meeting of shareholders will be called at the written request of shareholders entitled to cast at least ten percent of the votes entitled to be cast at the meeting. Payment by such shareholders of the reasonably estimated cost of preparing and mailing a notice of the meeting is required in advance of the meeting, provided, however, that the matter to be considered at such special meeting of shareholders is not substantially the same as a matter voted on at a special meeting of shareholders held during the preceding 12 months. The Fund's Agreement and Declaration of Trust provides that a special meeting of shareholders will be called at the written request of shareholders holding at least 10% of the outstanding shares of the Fund. To the extent required by law, each Fund will assist in shareholder communications in such matters. The presence of one-third of the outstanding shares of the Acquiring Fund at a shareholder meeting will constitute a quorum whereas the presence of a majority of shares of the Fund at a meeting will constitute a quorum.

      Under the laws of the State of Massachusetts, shareholders of the Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Fund by another entity, such as the Acquiring Fund. In addition, under the laws of the State of Maryland, shareholders of the Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquiring Fund by another entity. Shareholders of the Fund may, however, redeem their shares at net asset value prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

Risk Factors

      Due to the fact that the investment objective and strategy of the Acquiring Fund (i.e., provide high total return by investing in municipal securities) and the investment objective of the Fund (i.e., provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax exempt municipal securities) are substantially similar and the investment policies and restrictions of the Acquiring Fund are, except as noted herein, similar to those of the Fund, the investment risks are also similar, although the Acquiring Fund is subject to additional risks due to its (i) non-diversified status and (ii) its ability to invest in below investment-grade debt. The principal risk factors affecting both the Fund and the Acquiring Fund are market risk and the risks associated with (i) interest rate; (ii) credit quality and (iii) in the case of the Acquiring Fund, non-diversified status. The Acquiring Fund has greater exposure to the risks associated with concentrating investments in a single issuer as it is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than the Fund. In addition, the Acquiring Fund, unlike the Fund, may invest in below-investment grade debt. As a result, the Acquiring Fund may be subject to greater volatility with respect to its portfolio securities than the Fund. See the accompanying Prospectus(es) of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

Reasons for the Acquisition

      The Board of Trustees of the Fund has unanimously determined that it is in the best interest of the Fund to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

1. the Acquisition will result in a single larger fund, thereby eliminating confusion in the marketplace associated with there being two municipal bond funds managed by CSAM;

2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds;

3.    the performance record of the Acquiring Fund;

4. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in municipal bonds and the ability to command more attention from brokers and underwriters of portfolio securities;

5.    the terms and conditions of the Acquisition;

6. the substantially similar investment objective and strategy, and similar investment policies and restrictions of the Acquiring Fund in relation to those of the Fund;

7. that the investment adviser for the Acquiring Fund is the same as that of the Fund;

8. the federal tax consequences of the Acquisition to the Fund, the Acquiring Fund and the shareholders of each Fund, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur as a result of the Acquisition to any of them;

9. that the interests of shareholders of the Fund will not be diluted as a result of the Acquisition;

10. the possibility of alternative transactions, including the possibility of a transaction with a fund that is not managed by CSAM;

11. CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the average annual expense ratio of the Common Class of the Acquiring Fund at the lower of that of the average annualized expense ratio of Class A shares, Class B shares and Class R shares of the Fund and the average annualized expense ratio of the Common Class measured over the 60-day period ending on the Closing Date;

12. that the expenses of the Acquisition will be borne by CSAM or its affiliates; and

13. that no sales or other charges will be imposed in connection with the Acquisition.

      In light of the foregoing, the Board of Trustees of the Fund, including the Independent Trustees, has determined that it is in the best interests of the Fund and its shareholders to effect the Acquisition. The Board of Trustees of the Fund has also determined that the Acquisition would not result in a dilution of the interests of the Fund's shareholders.

      The Board of Directors of the Acquiring Fund has also determined that it is advantageous to the Acquiring Fund to effect the Acquisition. The Acquiring Fund's Board of Directors considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

Fee Table

      Following is a table showing current fees and expenses of the Class A shares, Class B shares and Class R shares of the Fund, holders of which will receive the Common Class of the Acquiring Fund upon closing of the Acquisition and the costs and expenses of the Common Class of the Acquiring Fund before and after giving effect to the Acquisition. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.


                                        Before Fee Waivers And Reimbursements
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Acquiring
                                                                      Fund                         Fund        Pro Forma
                                                   -----------------------------------------     --------       (Common
                                                                                                  Common      Class After
                                                    Class A*   Class B*   Class C*   Class R*     Class**    Acquisition)
                                                    --------   --------   --------   --------     -------    ------------
Shareholder Transaction Expenses:
Maximum sales charge imposed on purchases (as a
percentage of offering price)                        4.75%       None       None       None        None          None
---------------------------------------------------------------------------------------------------------------------------

Maximum deferred sales charge (as a percentage
of original purchase price, or redemption
proceeds, as applicable)                              None          4%***     1%****   None        None          None
---------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that
are deducted from fund assets)
Management fees                                      0.63%       0.63%      0.63%      0.63%       0.70%         0.63%
12b-1 fees                                           0.25%       1.00%      1.00%      0.25%       0.25%         0.25%
Other expenses                                       0.60%       0.60%      0.60%      0.60%       1.13%         0.69%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*****            1.48%       2.23%      2.23%      1.48%       2.08%         1.57%
---------------------------------------------------------------------------------------------------------------------------

                      After Fee Waivers And Reimbursements

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                      Fund                       Acquiring
                                                                                                   Fund       Pro Forma
                                                   ------------------------------------------    ---------     (Common
                                                                                                  Common      Class After
                                                    Class A*   Class B*  Class C (1)  Class R*    Class**    Acquisition)
                                                    --------   --------   ---------  --------     -------    ------------
Shareholder Transaction Expenses:
Maximum sales charge imposed on purchases (as a
percentage of offering price)                        4.75%       None       None       None        None          None
---------------------------------------------------------------------------------------------------------------------------

Maximum deferred sales charge (as a percentage
of original purchase price, or redemption
proceeds, as applicable)                              None          4%***     1%****   None        None          None
---------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that
are deducted from fund assets)
Management fees                                      0.10%       0.10%      0.10%      0.10%       0.00%         0.01%
12b-1 fees                                           0.25%       1.00%      1.00%      0.25%       0.25%         0.25%
Other expenses                                       0.60%       0.60%      0.60%      0.60%       1.00%         0.69%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*****            0.95%       1.70%      1.70%      0.95%       1.25%         0.95%
---------------------------------------------------------------------------------------------------------------------------

* Actual fees and expenses for the year ended October 31, 2000 for the Fund are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the Fund during that period but may be discontinued at any time after October 31, 2001.

** Actual fees and expenses for the year ended August 31, 2000 for the Acquiring Fund.

*** 4% in the first year after purchase, declining annually by 1% to zero after the fourth year. Following the Acquisition, shareholders of the Fund holding Class B shares who receive Common Class shares will remain subject to the CDSC that would have been applicable to their Class B shares.

****  During the first year after purchase only.

***** CSAM and CSAMSI, as applicable, have agreed to waive fees, and CSAM has agreed to reimburse expenses, for the two-year period beginning on the date of the closing of the Acquisition to the extent necessary to maintain the average annual expense ratio of the Common Class of the Acquiring Fund at the lower of that of the average annualized expense ratio of Class A shares, Class B shares and Class R shares of the Fund and the average annualized expense ratio of the Common Class measured over the 60-day period ended on the Closing Date.

(1)   No Class C shares outstanding

Examples

      The following examples are intended to assist an investor in understanding the various costs that an investor in each Fund will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the second table above (i.e., after fee waivers and expense reimbursements). The examples also assume that all dividends and distributions are reinvested.

Assume you invest $10,000, each Fund returns 5% annually and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                                                                                                CDSC Fee
                                            Fund                             Acquiring       Pro             Assumptions(4)
Common Shares       Class A     Class B(1)(2)   Class C(3)     Class R         Fund        Forma(4)       Class B      Class C
-------------
1 Year               $ 567          $ 173         $ 173         $  97          $ 211          $  97         $ 497        $ 197
3 Year               $ 871          $ 646         $ 646         $  416         $ 652          $ 371         $ 571        $ 371
5 Year               $1197          $1147         $1147         $  758         $1119          $ 734         $ 734        $ 734
10 Year              $2116          $2333         $2523         $ 1723         $2410          $1759         $1759        $1759

(1) Class B shares of the Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples set forth above.


(2) Assumes no redemption at end of period. In the example above, if the Class B shares were redeemed after 1 year, your cost would be $573 and after 3 years, your cost would be $846. Costs for the other time periods would remain the same.

(3) Assumes no redemption at end of period. In the example above, if the Class C shares were redeemed after 1 year, your cost would be $273. Costs for the other time periods would remain the same.

(4) For the first 2 years assumes net expense ratio due to CSAM waiver. For Class B and C shares, assumes shareholder does not redeem. If shareholder were to redeem, expenses would be as in table set forth above.

      The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

Information About The Acquisition

      Agreement and Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the form of Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Fund on the Closing Date. The Closing Date is expected to be on or about March 30, 2001.

      Prior to the Closing Date, the Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Fund, as of the close of regular trading on The New York Stock Exchange, Inc., currently 4:00 p.m. New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus(es) or Statement of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

      On or as soon after the Closing Date as conveniently practicable, the Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Common Class of the Acquiring Fund received by the Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the relevant class of shares of the Acquiring Fund due to each of the Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Fund will terminate as a management investment company and dissolve as a series of the DLJ Focus Funds.

      The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the shareholders of the Fund. Notwithstanding approval by the shareholders of the Fund, the Plan may be terminated at any time at or prior to the Closing Date: (i) by mutual agreement of the Fund and the Acquiring Fund; (ii) by the Fund in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

      Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Trustee or officer of the Fund against money damages incurred in connection with any claim arising out of such person's services as a Trustee or officer with respect to matters specifically relating to the Acquisition.

      Approval of the Plan with respect to the Fund will require the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Fund are entitled to one vote for each share. If the Acquisition is not approved by shareholders of the Fund, the Board of Trustees of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      Description of the Acquiring Fund Shares. Shares of the Acquiring Fund will be issued to the Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Prospectuses and Shareholder Guide. The Acquiring Fund, like the Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectuses of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

      The Acquiring Fund has authorized three classes of common stock, called Common Shares, Institutional Shares and Advisor Shares. Common Class shares of the Acquiring Fund will be issued to holders of Class A, Class B and Class R shares of the Fund. The Acquiring Fund intends to continuously offer Common Shares and Institutional Shares after consummation of the Acquisition. Institutional Shares are generally available only to investors who have entered into an investment management agreement with CSAM. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate net asset value and performance quotations in the same manner.

      Federal Income Tax Consequences. The exchange of assets of the Fund for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

(1) the transfer of all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Fund in exchange for their shares of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund;

(3) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Fund or upon the distribution of the Acquiring Fund shares to the Fund's shareholders;

(4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Fund;

(5) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Fund pursuant to the Acquisition will be the same as the aggregate tax basis of the shares of the Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Fund will include the period during which the shares of the Fund exchanged therefor were held by such shareholder (provided that such shares of the Fund were held as capital assets on the date of the Acquisition); and

(6) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Acquisition, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

      You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Fund nor the Acquiring Fund will seek to obtain a ruling from the IRS regarding the tax consequences of the Acquisition. Accordingly, if the IRS sought to challenge the tax treatment of the Acquisition and was successful, neither of which is anticipated, the Acquisition could be treated, in whole or in part, as a taxable sale of assets of the Fund, followed by the taxable liquidation thereof.

      Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Acquisition, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

      Capitalization. The following table shows the capitalization of each Fund as of October 31, 2000 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date, after giving effect to the Acquisition.(1)

                                                                                Pro Forma
                                                  Fund        Acquiring Fund    Adjustment      Pro Forma
                                               -----------    --------------   -----------      ----------
Net Assets - Fund Level                        $23,673,668     $15,152,104     $23,673,668     $38,825,772
                              Common                    --         524,307      23,673,668      24,197,975
                              Institutional             --      14,627,797              --      14,627,797
                              Class A           22,564,727              --     (22,564,727)             --
                              Class B            1,082,464              --      (1,082,464)             --
                              Class C                  260              --            (260)             --
                              Class R               26,217              --         (26,717)             --

Net Asset Value
                              Common                    --          $14.47              --          $14.47
                              Institutional             --          $14.47              --          $14.47
                              Class A               $10.09              --         ($10.09)             --
                              Class B                10.09              --          (10.09)             --
                              Class C                10.05              --          (10.05)             --
                              Class R                10.09              --          (10.09)             --

Shares Outstanding
                              Common                    --          36,227       1,635,732       1,671,959
                              Institutional             --       1,010,860              --       1,010,860
                              Class A            2,235,412              --      (2,235,412)             --
                              Class B              107,283              --        (107,283)             --
                              Class C                  (26)             --             (26)             --
                              Class R                2,597              --          (2,597)             --

(1) Assumes the Acquisition had been consummated on October 31, 2000 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.

Total Returns

      Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

      The following table reflects the average annual total return for the 1-, 3-, and 5-year and since inception periods ending October 31, 2000 for each
Fund:

                                          Fund(2)                                                   Acquiring Fund(3)
                                   Class A        Class B        Class C        Class R         Common         Institutional
Average Annual Total Return(1)     Shares         Shares         Shares         Shares

1-Year                              5.01           4.45            n/a           n/a             6.42%              6.62%
3-Year                              3.44           2.71            n/a           n/a              n/a               4.81%
5-Year                              4.29            n/a            n/a           n/a              n/a               5.26%
Since Inception                     4.24           3.45            n/a           n/a             2.96%              5.65%

    n/a = Not disclosed as the classes were not in existence during all of the period indicated.

(1) If CSAM or its predecessor had not temporarily waived fees and reimbursed expenses, the cumulative total return of each Fund for the one-year, three-year and five-year periods and since inception would have been lower.

(2) Inception Date 7/28/93 for Class A shares, 2/22/96 for Class B shares, 2/28/00 for Class C shares and 8/1/00 for Class R shares.


(3) Inception Date for Common Class, November 2, 1998 and for Institutional Class, June 17, 1994.

Share Ownership of the Funds

      As of January 31, 2001 (the "Record Date"), the officers, Trustees or Directors of the Fund and the Acquiring Fund beneficially owned as a group less than 1% of the outstanding securities of the relevant Fund. To the best knowledge of a Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the Fund.

Name                                                  Percent Owned as of Record Date
----                                                  -------------------------------

                                                           Common
                                                           Shares           Advisor      Institutional
Acquiring Fund
                                                           59.39%             n/a             n/a
Jack W. Sullivan                                           22.29%             n/a             n/a
Donald J. Donahue Jr.                                      10.59%             n/a             n/a
Charles Schwab & Co.*                                        n/a              n/a           59.82%
William A. Marquard                                          n/a              n/a           14.28%
Howard T. Hallowell III

Fund                                        Class A        Class B          Class C         Class R

Paul Klaassen                                              50.96%
Robert C. Grant                                            20.20%
John & Patricia Ross                                        6.76%
Bankers Trust Company FBO Estate of
Robert Winthrop                             11.95%
DLJ Management Group*                                                       100.00%
Ravel Shmukler
Curtis C. Kuehn & Stephen Farina JT Ten                                                      9.19%
                                                                                             6.88%

* Each Fund believes these entities are not the beneficial owners of shares held of record by them.

                Comparison Of Investment Objectives And Policies

      The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Fund.

      Investment Objectives. As stated above each Fund has a substantially similar investment objective and strategy. There can be no assurance that either Fund will achieve its investment objective.

      Primary Investments. Each Fund seeks to achieve its investment objective by investing primarily in municipal securities and debt obligations issued by state and local governments within the U.S. Under normal market conditions, both Funds expect to invest at least 80% of their total assets (or net assets, in the case of the Fund) in municipal securities. The Funds may also both invest in private activity bonds, with the Acquiring Fund capped at 40% of total assets. Under normal market conditions, the Fund will generally invest 80% of its net assets in tax-exempt municipal securities. The Acquiring Fund seeks to maintain a weighted-average credit rating comparable to the AA rating of Standard & Poor's Ratings Services. The Fund can invest, without limit, in tax-exempt municipal securities that are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by Standard & Poor's and up to 25% of it's total assets in (i) municipal securities rated Baa or MIG-2 by Moody's or A-2 by Standard & Poor's and (ii) commercial paper rated Prime-2 by Moody's or A-2 by Standard & Poor's, to the extent that such investments would be consistent with the Fund's investment objectives. The Fund will also consider investing in unrated municipal securities if the financial conditions of the issuers and protection afforded is of a degree comparable to rated securities the Fund could otherwise invest in. Holdings include both general obligation securities and revenue securities. The Acquiring Fund seeks to maintain a weighted average maturity typically between 10 and 15 years, compared to between 5 to 10 years for the Fund. The Fund actively manages the maturities of securities in its portfolio in response to the investment adviser's anticipation of the movement of interest rates and relative yields.

      Investment Limitations. The Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares. Each Fund has similar fundamental investment limitations with respect to: (i) investing in a single industry; (ii) underwriting securities; (iii) purchasing or selling real estate; and (iv) investing in commodities. The Funds also have fundamental investment limitations with respect to: (i) issuing senior securities, with the Acquiring Fund limited to issuances permitted by the 1940 Act and the Fund restricted to certain limited conditions; (ii) borrowing, with the Acquiring Fund and the Fund limited to one-third of total assets and 5% of total assets (although up to 15% for meeting redemptions), respectively; (iii) purchasing securities of any one issuer, with the Acquiring Fund limited to 25% of its total assets with respect to 50% of its assets and 5% for the remaining 50% and the Fund limited to 5% of its total assets or 10% of a particular issuer (subject to certain exceptions); and (iv) making loans, except that each Fund may purchase debt securities.

      The Fund also has additional fundamental investment limitations with respect to: mortgaging or pledging its assets, except in connect with permissible borrowings; investing in a company where, if to the knowledge of the DLJ Focus Fund's management, those officers and Trustees of the DLJ Focus Funds and its investment adviser who each own more than 0.5% of such issuer, together own more than 5% of such issuer; investing in investment companies, other than pursuant to open market and certain other limited transactions; investing more than 5% of total assets in non-convertible preferred stock that is not readily marketable; making investments for the purpose of exercising control; purchasing securities on margin; investing in restricted or other illiquid securities; short sales; and purchasing securities of start-up and other small companies.

      The Funds both have non-fundamental investment restrictions with respect to engaging in securities lending; purchasing when-issued securities and forward commitments; and engaging in standby commitment agreements. In addition, the Fund has non-fundamental investment limitations with respect to purchasing mortgage-backed debt and asset-backed securities. The Acquiring Fund has non-fundamental investment limitations with respect to: making investments for the purpose of exercising control; purchasing securities on margin; purchasing or selling natural resources.

      Certain Investment Practices. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectus(es), which accompany this Prospectus/Proxy Statement, and for the Fund in the Fund's Prospectus.

      Key to Table:

      /x/ Permitted without limitation; does not indicate actual use

      20% Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

      20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

      / / Permitted, but not expected to be used to a significant extent

       --        Not permitted

-----------------------------------------------------------------------------------------------
Investment Practice                                                       Limit
-----------------------------------------------------------------------------------------------
                                                               Acquiring
                                                                 Fund              Fund
                                                            ----------------  ---------------
Borrowing. The borrowing of money from banks to meet            33 1/3%       15% for meeting
redemptions or for other temporary or emergency purposes.                     redemptions, 5%
Speculative exposure risk.                                                   for other purposes

Company. Limits on purchasing securities of any one               25%         5% total assets
issuer. Liquidity, market, operational risks.               with respect to    10% of issuer
                                                              50% of its
                                                             assets and 5%
                                                                for the
                                                             remaining 50%

Equity and Equity Related  Securities. Common stocks and          / /              [ - ]
other securities representing or related to ownership in                      Except that may
a company.  May also include warrants, rights, options,                       invest up to 5%
preferred stocks and convertible debt securities.  These                      of total assets
investments may go down in value due to stock market                         in  non-convertible
movements or negative company or industry events.                             preferred stock.
Liquidity, market, valuation risks.

Investment companies. Investments in other investment             / /               / /
companies.  Market, liquidity, operational risks.                               Subject to
                                                                                  certain
                                                                                limitations
                                                                              described above

Investment-grade debt securities. Debt securities rated           /x/               / /
within the four highest grades (AAA/Aaa through BBB/Baa) by

-----------------------------------------------------------------------------------------------
Investment Practice                                                       Limit
-----------------------------------------------------------------------------------------------
                                                               Acquiring
                                                                 Fund              Fund
                                                            ----------------  ---------------
Standard & Poor's or Moody's rating service, and
unrated securities of comparable quality. Credit,
interest-rate, market risks.

Municipal Securities. Debt obligations issued by or on            /x/               /x/
behalf of states, territories and possessions of the U.S.                     Limited to 25%
and the District of Columbia and their political                              for lower grade
subdivision, agencies and instrumentalities.  Municipal                          municipal
securities may be affected by uncertainties regarding                         securities and
their tax status, legislative changes or rights of                           commercial paper
municipal-securities holders.  Credit, interest-rate,                        rated Prime-2 by
market, regulatory risks.                                                     Moody's or A-2
                                                                                  by S&P
Non-investment-grade debt securities. Debt securities             / /               --
and convertible securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or Moody's rating
service, and unrated securities of comparable quality.
Commonly referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.

Options. Instruments that provide a right to buy (call)           --                --
or sell (put) a particular security or an index of
securities at a fixed price within a certain time period.
A fund may purchase and write both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.

Restricted and other illiquid securities. Securities with         15%               15%
restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market,
valuation risks.

Securities lending. Lending portfolio securities to             33 1/3%             25%
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market, operational risks.

Single industry.  Companies within a single industry.             25%               25%
Correlation, market, operational risks.

Standby commitments and agreements.  Fixed time period            5%                /x/
commitments to purchase a stated amount of a fixed income
security. Market, interest-rate, liquidity, valuation,
speculative exposure risks.

Start-up and other small companies. Companies with small          5%                 -
relative market capitalizations, including those with
continuous operations of less than three years.
Information, liquidity, market, valuation risks.

Temporary defensive tactics. Placing some or all of a             / /               / /
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes.

-----------------------------------------------------------------------------------------------
Investment Practice                                                       Limit
-----------------------------------------------------------------------------------------------
                                                               Acquiring
                                                                 Fund              Fund
                                                            ----------------  ---------------
Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a fund's
principal investment strategies and might prevent a fund
from achieving its goal.

Warrants. Options issued by a company granting the holder         / /               5%
the right to buy certain securities, generally common                          (pursuant to
stock, at a specified price and usually for a limited                              state
time. Liquidity, market, speculative exposure risks.                         undertaking only
                                                                              2% in non-NYSE
                                                                                or non-ASE
                                                                                  listed)
When-issued securities and forward commitments. The               25%               /x/
purchase or sale of securities for delivery at a future
date; market value may change before delivery. Liquidity,
market, speculative exposure risks.

----------

(1) The Acquiring Fund is not obligated to pursue any hedging strategy and does not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

(3) Up to 25% of the Fund's assets may be invested without regard to such limitation.

Determination of Net Asset Value of Shares of the Acquiring Fund

      The net asset value ("NAV") of shares of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a Class's total assets less its liabilities, by the number of shares of such Class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

Management of Each Fund

      CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3174, provides investment advisory services to both Funds under separate advisory agreements. (The specific persons at CSAM who are responsible for the day-to-day management of the Acquiring Fund are described in the Prospectus(es) of the Acquiring Fund, which accompany this Prospectus/Proxy Statement.)

      In addition, PFPC Inc. ("PFPC") and CSAMSI provide accounting and co-administrative services as applicable to the Acquiring Fund. PFPC and CSAMSI provide certain financial administration, accounting, administrative, personnel and other services necessary to operate the Acquiring Fund. CSAMSI has served as distributor of the Acquiring Fund prior to January 7, 2000 and since August 1, 2000 and will continue to provide distribution services following the Acquisition. Provident Distributors, Inc. served as distributor of the Acquiring Fund from January 7, 2000 to August 1, 2000. CSAMSI serves as co-administrator of the Acquiring Fund. State Street Bank and the Trust Company ("State Street") is the shareholder servicing agent, transfer agent and dividend disbursing agent for the Acquiring Fund. Brown Brothers Harriman & Co. is the custodian for the Acquiring Fund. PricewaterhouseCoopers LLP serves as auditor for the Acquiring Fund. Citibank, N.A. is the custodian for the Fund. PFPC serves as transfer agent to the Fund. The Fund's auditor is Ernst & Young LLP.

The Fund pays a management fee to CSAM of 0.625% of its first $100 million of average daily net assets and 0.50% of average daily net assets over $100 million. The Acquiring Fund pays a management fee to CSAM of $0.70% of average daily net assets. In addition to the management fee, the Acquiring Fund pays a co-administration fee to CSAMSI of .10% of average daily net assets while the Fund does not currently pay its administrator, CSAM, for administrative services. CSAM and CSAMSI have, however, agreed to waive their respective fees as described below. The Acquiring Fund pays PFPC a fee calculated at an annual rate of .07% of its first $150 million of average daily net assets, .06% of the next $150 million of average daily net assets, and .05% of average daily net assets over $300 million, exclusive of out-of-pocket expenses. Importantly, the distribution fee for Class B shares of the Fund would decrease following the Acquisition and would not change for Class A and Class R shares of the Fund. CSAM and CSAMSI, as applicable, have agreed to waive fees, and CSAM has agreed to reimburse expenses, for the two-year period beginning on the Closing Date to the extent necessary to maintain the average annual expense ratio of the Common Class of the Acquiring Fund at the lower of the average annualized expense ratio of Class A shares, Class B shares and Class R shares of the Fund and the average annualized expense ratio of the Common Class measured over the 60-day period ended on the Closing Date.

Interest of CSAM in the Acquisition

      CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements which, in the case of the Fund, is an interim agreement. Whether or not shareholders of the Fund approve the Plan, shareholders of the Fund are being asked to approve a new investment advisory agreement with CSAM. See Proposal Number 2 for additional information regarding approval of a new investment advisory agreement for the Fund. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the Acquiring Fund at agreed upon levels. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Fund (see "Information About the Acquisition -- Share Ownership of the Fund" above). CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees: in the manner instructed by the customers or employees for which such shares are held. See "Voting Information."

      CSAM may also be deemed to have an interest in the Plan and Acquisition because its affiliate, CSAMSI, serves as the co-administrator and distributor for the Acquiring Fund and as distributor for the Fund. As such, CSAMSI receives compensation for its services.

Information on Shareholders' Rights

      General. The Funds are both open-end management investment companies registered under the 1940 Act. The Fund is a diversified fund and the Acquiring Fund is a non-diversified fund. Both Funds continuously offer to sell shares at their current net asset values. The Fund is a series of a Massachusetts business trust, governed by its Agreement and Declaration of Trust, dated February 22, 1996, By-Laws and Board of Trustees. The Acquiring Fund is a Maryland corporation organized on July 31, 1998 and is governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Acquiring Fund has an authorized capital of three billion shares of common stock with a par value of $.001 per share, of which one billion are designated Common Class, one billion are designated Advisor Class and one billion are designated Institutional Class. The Fund has an unlimited number of transferable shares of beneficial interest with par value of $.01 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

      Multi-Class Structure. Each Fund is authorized to offer multiple classes. The Fund offers Class A, B, C and R shares, of which no Class C shares are currently outstanding, as of December 29, 2000. The Acquiring Fund expects to continue to offer shares of its Common Class and Institutional Class following the Acquisition.

      Trustees/Directors. The Agreement and Declaration of Trust of the Fund and the By-Laws of the Acquiring Fund provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. In the case of the Fund, the Trustees have the power to set and alter their terms of office, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration. Any Trustee of the Fund may be removed by vote of shareholders holding not less than two-thirds of the outstanding shares or by a written declaration signed by shareholders holding not less than two-thirds or a majority, in the case of Directors of the Acquiring Fund, of the outstanding shares. Vacancies on the Boards of either Fund may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Fund. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the Trustees/Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

      Voting Rights. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

      Liquidation or Termination. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

      Liability of Trustees or Directors. The Agreement and Declaration of Trust of the Fund provides that its Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Trustee or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties on the part of such Trustee or officer. The constituent documents of the Acquiring Fund provides that its Directors and officers shall not be liable for monetary damages for events occurring at the time a person serves as a Director or officer, except to the extent such exemption is not permitted by law. The constituent instruments of the Fund provide that the Fund shall indemnify each Trustee and officer and permit advances for the payment of expenses relating to any action suit or proceeding in which such officer or Director is, was or is threatened to be made part because such person is or was an officer or Director, except if such Trustee or officer (i) did not act in good faith in the reasonable belief that such Trustee's or officer's action was in or not opposed to the best interests of the Fund or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office. The constituent instruments of the Acquiring Fund provide that the Acquiring Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to any action, suit or proceeding in which such Director or officer is, was or is threatened to be made a party, because such person is or was a Director or officer to the fullest extent permitted by applicable law. Pursuant to the Plan, the Acquiring Fund extends the protection it offers to its current Directors and officers to the Trustees and officers of the Fund for liability relating to the Acquisition. In addition, CSAM has undertaken to obtain and pay the cost of a rider to the Fund's Directors and Officers liability policy to extend the coverage under such policy to three years after the Closing Date.

      Rights of Inspection. Maryland law permits any shareholder of the Acquiring Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. Massachusetts business trust law does not have comparable provisions.

      Shareholder Liability. Under Maryland law, shareholders of the Acquiring Fund do not have personal liability for corporate acts and obligations. Shares of the Acquiring Fund issued to the shareholders of the Fund in the Acquisition will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

      Massachusetts law provides that shareholders of the Fund could, under certain circumstances, be held personally liable for the obligation of the Fund. However, the Agreement and Declaration of Trust of the Fund disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by such Fund or a Trustee. The Agreement and Declaration of Trust of the Fund provides for indemnification from the Fund's property for all losses and expenses arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund.

      The foregoing is only a summary of certain characteristics of the operations of the Acquiring Fund and the Fund. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.

Conclusion

      The Plan was approved by the Board of Trustees of the Fund on December 18, 2000 and by the Board of Directors of the Acquiring Fund on December 21, 2000. The Boards of each Fund determined that the Acquisition is in the best interests of shareholders of their respective Fund and that the interests of existing shareholders of the Fund and the Acquiring Fund would not be diluted as a result of the

Acquisition. If the shareholders of the Fund do not approve the Plan or if the Acquisition is not completed, the Fund will continue to engage in business as a series of a registered investment company and the Board of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Required Vote

      Approval of the Plan requires the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present.

      In the event that shareholder approval of the Plan is not obtained, the Board of the Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

      THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) RECOMMENDS THAT
                        YOU VOTE FOR PROPOSAL NUMBER 1.

                               PROPOSAL NUMBER 2 -
                     APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

      As a result of the acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse"), shareholders of the Fund are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") with CSAM, a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse and an indirect wholly-owned U.S. subsidiary of Credit Suisse, in the event that the Plan is not approved. The reason the Fund may require a new investment advisory agreement is because on November 3, 2000, the date the acquisition of DLJ was consummated, the then-existing investment advisory agreement for the Fund (the "Previous Investment Advisory Agreement") terminated pursuant to the terms of the Previous Investment Advisory Agreement.

      In anticipation of the termination of the Previous Investment Advisory Agreement, at a meeting held on October 26, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved an interim investment advisory agreement for the Fund (the "Interim Investment Advisory Agreement") containing substantially the same terms as the Previous Investment Advisory Agreement between DLJ Asset Management Group, Inc. ("DLJAM" and, with CSAM, an "Adviser") and the Fund. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders of a new investment advisory agreement. See "The Previous and Interim Investment Advisory Agreement" and "The New Investment Advisory Agreement."

      The Board of Trustees, including a majority of the Independent Trustees, recommend that shareholders approve the New Investment Advisory Agreement for the Fund. A form of the New Investment Advisory Agreement is attached as Exhibit B.

Information About DLJAM

      Prior to the acquisition of DLJ, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, the former distributor of the Fund's shares, a wholly-owned subsidiary of DLJ, which was in turn an independently operated, indirect subsidiary of AXA Financial, Inc. ("AXA Financial"), a holding company controlled by AXA ("AXA"), a French insurance holding company. DLJAM succeeded Wood, Struthers & Winthrop Management Corp., established in 1871 as a private concern to manage money for the Winthrop family of Boston. Following the acquisition of DLJ, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM. Prior to the acquisition of DLJ, CSAM managed $68 billion of the $198 billion in total assets managed by Credit Suisse Asset Management globally. As a result of the transfer of the assets and business of DLJAM to CSAM, CSAM manages more than $100 billion in total assets in the U.S.

The Previous and Interim Investment Advisory Agreement

      CSAM presently acts as the investment adviser to the Fund pursuant to the Interim Investment Advisory Agreement. Prior to November 3, 2000, DLJAM served as investment adviser to the Fund pursuant to the Previous Investment Advisory Agreement, dated September 1, 1995, between the Fund and DLJAM. The Previous Investment Advisory Agreement was last approved by the Fund's shareholders on August 23, 1995. The Previous Investment Advisory Agreement was last approved for continuance by the Board of Trustees at a meeting held on August 3, 2000. The provisions of the Interim Investment Advisory Agreement and the Previous Investment Advisory Agreement are substantially the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. See "Service Provided" and "Fees" below.

      Service Provided. Both the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide that the Adviser is to manage the investment and reinvestment of the Fund assets in accordance with the Fund's investment objective and policies, make investment decisions for the Fund and arrange for the purchase or sale of portfolio securities and other assets. In addition, the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement of the Fund specifies that the Adviser may provide and be reimbursed for administrative services provided to the Fund, although the Adviser has not sought such reimbursement from the Fund.

      Under the Interim Investment Advisory Agreement, the Fund will pay registration and filing fees to the Securities and Exchange Commission (the "Commission") and state regulatory authorities. The Fund pays all other expenses not assumed by CSAM, including the advisory fees, advertising and promotional expenses pursuant to a 12b-1 plan, custody, transfer, and dividend disbursing expenses, legal and auditing costs, fees and expenses of Trustees who are not affiliated with CSAM, [costs of printing prospectuses, statements of additional information] and shareholder reports to existing shareholders, costs of maintenance of corporate existence, and interest charges, taxes, brokerage fees, and commissions.

      The Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide for termination at any time without penalty on sixty days' prior written notice, or, in the case of the Interim Investment Advisory Agreement, ten days', by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of its assignment. The Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement provide that the Adviser shall not be liable thereunder for any mistake of judgment or in any event whatsoever. Notwithstanding any indemnification provision in the Previous and the Interim Investment Advisory Agreements, the 1940 Act and the Investment Advisers Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

      The terms of the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement permit the Adviser to serve as investment adviser to other persons, firms or corporations, including other investment companies.

      The Interim Investment Advisory Agreement was approved by the Board of Trustees as a temporary measure to provide for continuity of management of the Fund during and following the Acquisition. The Agreement will continue until the earlier of April 2, 2001 or the approval of the New Investment Advisory Agreement by the shareholders of the Fund, and thereupon will automatically terminate for the Fund. See "The New Investment Advisory Agreement" below.

      Fees. For the services provided and expenses borne by DLJAM under the Previous Investment Advisory Agreement, DLJAM was paid a fee, as full compensation therefor, of 0.625% of the first $100 million and 0.5% of the balance of the average daily net assets of the Fund. The aggregate amount paid for the fiscal year ended October 31, 2000 was $163,791. For the same period, DLJAM waived expenses of $138,175. For the period November 1, 2000 through October 31, 2001, DLJAM had undertaken in writing to reduce its management fees and reimburse operating expenses in order to limit the total operating expenses for the Fund to 0.95% for Class A shares and for Class R shares and 1.70% for Class B shares through October 31, 2001, in each case, of the average daily net assets attributable to such Class. CSAM has agreed to assume this undertaking for this period.

      As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreement provides that advisory fees earned by CSAM with respect to the Fund will be deposited into an interest-bearing escrow account with Citibank, N.A., and will be paid to CSAM only if a majority of the shareholders of the Fund approve a New Investment Advisory Agreement for the Fund. If shareholders of the Fund do not approve a New Investment Advisory Agreement, CSAM will receive as compensation or reimbursement in respect of the Fund the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

Brokerage Commissions

      The Fund did not conduct any brokerage transactions through affiliated broker-dealers of the Fund during the fiscal year ended October 31, 2000.

The New Investment Advisory Agreement

      The following summary of the New Investment Advisory Agreement between the Fund and CSAM is qualified in its entirety by reference to the form thereof which is attached hereto as Exhibit B.

      Service Provided. The terms of the New Investment Advisory Agreement are substantially the same as the terms of the Previous and Interim Investment Advisory Agreements in all material respects. The principal changes, which are summarized below, largely reflect conforming changes that have been made to promote consistency among the funds advised by CSAM and to permit ease of administration. The principal changes are: (1) the identity of the parties and
(2) commencement and termination dates. The New Investment Advisory Agreement also grants CSAM the authority to exercise voting rights with respect to portfolio securities and to negotiate brokerage commissions on behalf of the Fund. These rights were not expressly granted under the Previous and Interim Investment Advisory Agreement.

      It is proposed, subject to the approval of the Board of Trustees, that the Fund retain Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and an outside administrator to be determined as co-administrators to the Fund at a total rate not to exceed 0.20% of average daily net assets. Previously, CSAM provided administrative services without charge. CSAM has undertaken to continue to provide administrative services without additional fees should the Board of Trustees not approve the co-administrator arrangement described above. CSAM has agreed, in any event, to impose limits on the average annual expense ratio of the Fund in two ways. First, CSAM has agreed to assume DLJAM's undertaking to limit the Fund's average annual operating expenses until October 31, 2001. Second, CSAM has agreed in writing to limit average annual expenses from the date of the acquisition of DLJ by Credit Suisse, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by the Fund measured over the 60-day period ending on November 3, 2000. Consequently, it is not anticipated that there will be any increase in the average annual operating expense ratio of the Fund through November 3, 2002 due to the retention of CSAMSI and the outside administrator as co-administrators. Consequently, the Fund will not bear any additional cost through at least November 3, 2002 as a result of the appointment of the co-administrators.

      In addition, the New Investment Advisory Agreement would change the provisions governing the use of the Adviser's name and expand such provisions to permit certain uses of the name Credit Suisse. Pursuant to a License Agreement among Warburg, Pincus & Co., Credit Suisse and other parties thereto, Credit Suisse has been granted by Warburg, Pincus & Co. an exclusive license of the rights to use and sublicense the names "Warburg Pincus" and derivations and abbreviations thereof in the asset management sector of the financial services industry (together, the "Warburg Marks"). Under the New Investment Advisory Agreement, the Fund has the nonexclusive right to use one or more of the Warburg Marks and the name "Credit Suisse" and derivations and abbreviations thereof (together, the "CS Marks") as part of its name or the names of certain classes of its shares, as applicable, and to use the Warburg Marks and the CS Marks in the Fund's investment products and services. This license continues only as long as the New Investment Advisory Agreement is in place, and with respect to the Warburg Marks only as long as Credit Suisse continues to be a licensee of the Warburg Marks as described above. As a condition of the license, the Fund undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Warburg Marks or the CS Marks or any ownership by Warburg, Pincus & Co. of the Warburg Marks or Credit Suisse of the CS Marks, and the obligation to use the names within commercially reasonable standards of quality. As part of the acquisition of DLJ, CSAM has acquired all of DLJAM's rights to use the "DLJ" name and any derivations and abbreviations thereof (the "DLJ Marks"). In the event that the New Investment Advisory Agreement is terminated, the Fund must not use a name likely to be confused with those associated with the Warburg Marks, the CS Marks or the DLJ Marks.

      If approved by the shareholders of the Fund, the New Investment Advisory Agreement will continue in effect for the Fund for an initial two-year period, and from year to year thereafter, subject to termination as hereinafter provided, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement, like the Previous Investment Advisory Agreement, will terminate automatically upon their assignment and are terminable at any time without penalty by a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on 60 days' written notice to CSAM and on 90 days' written notice to the Fund.

      Fees. As compensation for services provided and the expenses borne by CSAM under the New Investment Advisory Agreement, the Fund will pay CSAM the same rate of fees as was paid to CSAM under the Interim Investment Advisory Agreement. These fees, which are based upon a percentage of the Fund's average daily net assets, are: 0.625% of the first $100 million and 0.50% of the balance. In addition, CSAM has agreed to assume DLJAM's obligation with respect to the undertaking described above under "The Previous and Interim Advisory Agreement - Fees".

      The Board of Trustees has approved a change in the name of the Fund to "Credit Suisse Warburg Pincus Municipal Trust Fund." This change will become effective upon the filing of appropriate documentation with the office of the Secretary of State of the State of Delaware.

Information About CSAM

      Information about CSAM, its managers and principal executive officers, including those who are also officers of the Fund, its investment company clients, its brokerage policies and the officers of CSAM, is presented in Exhibit C.

Section 15(f)

      Section 15(f) provides a non-exclusive safe harbor that permits an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940
Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of the Fund has been advised that CSAM is aware of no circumstances arising from the acquisition of DLJ that might result in an unfair burden being imposed on the Fund.

      The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). Credit Suisse and each of the other parties to the acquisition of DLJ have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to that acquisition during the applicable time periods.

Evaluation by the Board

      The Trustees discussed the acquisition of DLJ and its implications for the Fund at their meetings held on October 26, 2000 and December 18, 2000. The Trustees received from representatives of CSAM (the "Representatives") such information as the Trustees requested and as was reasonably necessary to evaluate the terms of the Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement.

      During the October 26, 2000 meeting, the Trustees (including a majority of the Independent Trustees), after evaluation and with the advice and assistance of counsel, voted to approve the Interim Investment Advisory Agreement and, at their meeting held on December 18, 2000, its New Investment Advisory Agreement described above.

      In determining whether it was appropriate to approve the New Investment Advisory Agreement and to recommend approval to shareholders, the Board of the Fund, including the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of such parties, considered various materials and representations provided by CSAM, including information concerning compensation arrangements to be implemented in connection with the acquisition of DLJ, and considered a report provided by CSAM, and was advised by Fund counsel with respect to these matters.

      During their deliberations, the Trustees reviewed and discussed financial and other information provided by the Representatives relating to CSAM. Among other things, the Trustees considered the fact that CSAM is a significant and sophisticated investment manager with substantial experience in providing investment advisory and management services to investment companies, pension funds and other institutional clients. The Trustees evaluated the management and operations of CSAM and information provided by CSAM regarding the personnel proposed to manage the Fund, the investment performance of CSAM, and the fact that CSAM has stated that it has no current plan to change or to recommend that the shareholders of the Fund change any of the Fund's policies or objectives in any material respect. The Trustees also took into account the fact that CSAM has stated its intention to continue to employ in the same capacity as employees of CSAM, employees of DLJAM who were involved in the management of the Fund. CSAM therefore expects to provide the Fund with a degree of continuity in portfolio management; however, there can be no assurance that the investment professionals previously employed by DLJAM and now employed by CSAM will continue to serve in their current capacities. The Board of Trustees obtained assurances from the Representatives that CSAM would provide satisfactory advisory and other services to the Fund of a scope and quality at least equivalent, in the Trustees' judgment, to the scope and quality of services previously provided to the Funds. The Trustees also considered that CSAM would continue DLJAM's existing undertaking to cap average annual expenses for the Fund for a two-year period following the acquisition of DLJ by Credit Suisse. The Board believes that, like the Previous Investment Advisory Agreement and the Interim Investment Advisory Agreement, the New Investment Advisory Agreement will enable the Fund to obtain appropriate services at a cost that is reasonable and in the best interests of the Fund and its shareholders. Accordingly, approval of the New Investment Advisory Agreement with CSAM should have no immediate impact, other than as already noted above, on the management of the Fund and the Fund should continue to receive the same quality of service.

      The Board of Trustees further considered the nature and quality of the administrative services currently provided by CSAM and also considered CSAM's assurances that it and the external administrator would provide the same level of administrative services to the Fund as it currently provides and that any changes in the current arrangements with CSAM would be subject to Board approval.

      The Board of Trustees of the Fund, including the Independent Trustees, recommend that the shareholders of the Fund approve the New Investment Advisory Agreement.

Required Vote

      In order to be approved by shareholders of the Fund, the New Investment Advisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Meeting if the owners of more than 50%, as the case may be, of the shares of the Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, without regard to class.

      In the event shareholder approval of the New Investment Advisory Agreement is not obtained, the Trustees will take such action as they deem to be in the best interests of the Fund and the Fund's shareholders.

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES,
                  RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

                               PROPOSAL NUMBER 3 -
               ELECTION OF EIGHT TRUSTEES TO THE BOARD OF TRUSTEES

      Shareholders will vote at the Meeting to elect eight Trustees for the Board of Trustees of the DLJ Focus Funds. Each Trustee so elected will hold office until the next meeting of shareholders and until his/her successor is elected and qualifies, or until his/her term as Trustee is terminated as provided in the Trust's Agreement and Declaration of Trust. If Proposal Number 1 is approved, there are not expected to be any future meetings of shareholders of the Fund, as that approval would result in shareholders of the Fund becoming shareholders of the Acquiring Fund, which has its own Board of Directors. The Fund's Agreement and Declaration of Trust provides that it will not be required to hold meetings of shareholders if the election of Trustees is not required under the 1940 Act. It is the present intention of the Board of Trustees of the Fund not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Trustees elected at the Special Meeting will hold office until the Fund is required by law to hold an election of Trustees and successor Trustees are elected and qualify.

      As nominees for election to the Board of Trustees of the Fund, the persons named below have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

      The Trustees and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly held companies. As of December 12, 2000, the executive officers and Trustees of the Fund, as a group beneficially owned 2,597,483 shares or 1.62%) of the DLJ Opportunity Funds 138,687 shares or .28% of the DLJ Focus Funds, and 40,828 shares or 1.07% of the DLJ Select Funds.

      The persons who have been nominated for election to serve as Trustee are:
Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, William W. Priest, Steven N. Rappaport, and James P. McCaughan. Mr. Krogh is a current member of the Board of Trustees.

      These individuals were recommended by CSAM and, after consideration in executive session, were nominated by those members of the present Board of Trustees of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act. The nominees for election, who are listed above, include six persons who currently serve as trustees or directors of other funds advised by CSAM. In order to achieve consistency among the Funds advised by CSAM, CSAM has recommended that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the CSAM funds. CSAM also suggested that creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Fund and CSAM.

      Name, Age, Position             Principal Occupations       Shares Beneficially Owned
   with the Fund, and Address         and Other Affiliations       as of December ___, 2000*
-------------------------------  -------------------------------  --------------------------
G. Moffett Cochran**        49   President, Managing Director                 13,093
  Chairman of the Board and      and Member of the Management
  President                      Committee of CSAM; former
  277 Park Avenue                Chairman of DLJAM, with which
  New York, NY 10172             he had been associated since
                                 prior to 1993; formerly Senior
                                 Vice President with Bessemer
                                 Trust Companies.  Trustee of
                                 DLJ High Yield Bond Fund.
                                 Trustee of  DLJ Funds since
                                 1994.

Robert E. Fischer **        70   Partner at the law firm of                4,182.680
  Trustee                        Wolf, Block, Schorr and
  250 Park Avenue, Suite         Solis-Cohen LLP (or its
  10000                          predecessor firm), since prior
  New York, NY 10107             to 1993.  Trustee of DLJ High
                                 Yield Bond Fund. Trustee of
                                 DLJ Funds since 1995.

Richard H. Francis          67   Currently retired; Executive           [          ]
  Nominee for Trustee            Vice President and Chief
  40 Grosvenor Road              Financial Officer of Pan Am
  Short Hills, NJ  07078         Corporation and Pan American
                                 World Airways, Inc. from 1988
                                 to 1991; Director of the
                                 Infinity Mutual Funds, BISYS
                                 Group Incorporated;
                                 Director/Trustee of other
                                 Warburg Pincus Funds and other
                                 CSAM-advised investment
                                 companies.

Stig Host                   73   Oil company executive; Member            52,729.26
  Trustee                        of the Boards-International
  The Corinthian, Suite 312      Energy Corp., International
  345 E. 37th Street             Marine Sales, Inc.,
  New York, NY 10016             Kriti Exploration Inc., Kriti
                                 Alliance International Fund,
                                 DLJ Focus Funds, Alliance New
                                 Europe Fund, Alliance All Asia
                                 Investment Fund, Alexander Host
                                 Foundation, American Scandinavian
                                 Foundation; Trustee of DLJ High
                                 Yield Bond Fund. Trustee of DLJ
                                 Funds since 1986.

Jack W. Fritz               72   Private investor; Consultant           [          ]
  Nominee for Trustee            and Director of Fritz
  2425 North Fish Creek          Broadcasting, Inc. and Fritz
  Road                           Communications (developers and
  P.O. Box 483                   operators of radio stations);
  Wilson, Wyoming  83014         Director of Advo, Inc. (direct
                                 mail advertising); Director/Trustee
                                 of other Warburg Pincus Funds.

      Name, Age, Position             Principal Occupations       Shares Beneficially Owned
   with the Fund, and Address         and Other Affiliations       as of December ___, 2000*
-------------------------------  -------------------------------  --------------------------
Jeffrey E. Garten           53   Dean of Yale School of                 [          ]
  Nominee for Trustee            Management and William S.
  Box 208200                     Beinecke Professor in the
  New Haven, CT  06520-8200      Practice of International Trade
                                 and Finance; Undersecretary of
                                 Commerce for International Trade
                                 from November 1993 to October 1995;
                                 Professor at Columbia University
                                 from September 1992 to November 1993;
                                 Director of Aetna, Inc.;
                                 Director/Trustee of other Warburg
                                 Pincus Funds.

Martin Jaffe**              53   Chief Financial Officer,                32,739.335
  Trustee, Vice President,       Managing Director and Member of
  Secretary & Treasurer          the Management Committee of
  277 Park Avenue                CSAM; former Chief Operating
  New York, NY 10172             Officer of DLJAM, with which he
                                 had been associated since prior
                                 to 1993.  Trustee of DLJ High
                                 Yield Bond Fund. Trustee of
                                 DLJ Funds since 1995.

Wilmot H. Kidd, III         58   President of Central Securities          1,134.342
  Trustee                        Corporation, since prior to
  375 Park Avenue                1993.  Trustee of DLJ High
  New York, NY 10112             Yield Bond Fund.  Trustee of
                                 DLJ Funds since 1995.

Peter F. Krogh              63   Dean Emeritus and Distinguished           2,240.912
  Trustee /Nominee for           Professor of International
  Trustee                        Affairs at the Edmund A. Walsh
  301 ICC                        School of Foreign Service,
  Georgetown University          Georgetown University;
  Washington, DC 20057           Moderator of PBS foreign
                                 affairs television series;
                                 Member of Board of The Carlisle
                                 Companies Inc.  Member of
                                 Selection Committee for Harry
                                 Truman Scholars and Henry Luce
                                 Scholars.  Senior Associate of
                                 Center for Strategic and
                                 International Studies; Trustee
                                 of numerous world affairs
                                 organizations and DLJ High
                                 Yield Bond Fund.  Trustee of
                                 DLJ Funds since 1986.

James P. McCaughan          __   Chief Executive Officer,               [          ]
  Nominee for Trustee            Managing Director and Chairman
  c/o CSAM                       of the Management Committee of
  466 Lexington Avenue           CSAM; President and Chief
  New York, NY 10017             Operating Officer of
                                 Oppenheimer Capital from
                                 [_____]; President and Chief
                                 Executive Officer of UBS Asset
                                 Management (New York) from __ to
                                 ___; President, UBS International
                                 Investment from __ to __; Fellow,
                                 English Institute of Actuaries.

      Name, Age, Position             Principal Occupations       Shares Beneficially Owned
   with the Fund, and Address         and Other Affiliations       as of December ___, 2000*
-------------------------------  -------------------------------  --------------------------
James S. Pasman, Jr.        70   Currently retired; President           [          ]
  Nominee for Trustee            and Chief Operating Officer of
  29 The Trillium                National InterGroup, Inc. from
  Pittsburgh, PA  15238          April 1989 to March 1991;
                                 Chairman of Permian Oil Co.
                                 from April 1989 to March 1991;
                                 Director of Education
                                 Management Corp., Tyco
                                 International Ltd.; Trustee, BT
                                 Insurance Funds Trust;
                                 Director/Trustee of other
                                 Warburg Pincus Funds and other
                                 CSAM-advised investment
                                 companies.

William W. Priest**         58   Chairman and Managing Director         [          ]
  Nominee for Trustee            of CSAM since 2000; Chief
  c/o CSAM                       Executive Officer and Managing
  466 Lexington Avenue           Director of CSAM from 1990 to
  New York, NY  10017            2000; Director/Trustee of other
                                 Warburg Pincus Funds and other
                                 CSAM-advised investment companies.

John J. Sheehan             69   Owns own consulting firm;               14,297.318
  Trustee                        Former President and CEO of
  4 Bennington Place             National Computer Analysts,
  Newtown, PA 18940              Inc., Principal Negotiator for
                                 NCA, Director of National
                                 Accounts for large Financial
                                 Institutions Group.  Trustee of
                                 DLJ High Yield Bond Fund.
                                 Trustee of DLJ Funds since 1972.

Steven N. Rappaport         51   President of Loanet, Inc. since        [          ]
  Nominee for Trustee            1997; Executive Vice President
  Loanet, Inc.                   of Loanet, Inc. from 1994 to
  40 East 52nd Street            1997; Director, President,
  New York, NY  10022            North American Operations, and
                                 former Executive Vice President
                                 from 1992 to 1993 of Worldwide
                                 Operations of Metallurg Inc.;
                                 Executive Vice President,
                                 Telerate, Inc. from 1987 to 1992;
                                 Partner in the law firm of
                                 Hartman & Craven until 1987;
                                 Director/Trustee of other Warburg
                                 Pincus Funds and other CSAM-advised
                                 investment companies.

Richard J. Hanlon           34   Director of CSAM; previously                     0
  Vice President                 Senior Vice President of DLJAM,
  277 Park Avenue                with which he had been
  New York, NY  10172            associated since 1994.  Prior
                                 to his becoming associated with DLJ Mutual
                                 Funds and the Adviser, Mr. Hanlon was a
                                 portfolio manager at Manufacturers
                                 Hanover/Chemical Bank.

      Name, Age, Position             Principal Occupations       Shares Beneficially Owned
   with the Fund, and Address         and Other Affiliations       as of December ___, 2000*
-------------------------------  -------------------------------  --------------------------
Cathy A. Jameson            46   Managing Director of CSAM;               7,362.610
  Vice President                 previously Managing Director of
  277 Park Avenue                DLJAM with which she had been
  New York, NY  10172            associated since prior to 1993.

Brian A. Kammerer           43   Director of CSAM; previously             1,754.735
  Vice President                 Senior Vice President of DLJAM
  277 Park Avenue                with which he had been
  New York, NY  10172            associated since prior to 1993.

Marybeth B. Leithead        37   Director of CSAM; previously              1,375.533
  Vice President                 Senior Vice President of DLJAM,
  277 Park Avenue                with which she had been
  New York, NY  10172            associated since 1993.

Hugh M. Neuburger           56   Managing Director of CSAM;               1,166.326
  Vice President                 previously Managing Director of
  277 Park Avenue                DLJAM, with which he had been
  New York, NY  10172            associated since March 1995.
                                 Prior to his association with
                                 DLJ Winthrop Focus Funds and
                                 the Adviser, Mr. Neuburger was
                                 the President of Hugh M.
                                 Neuburger, Inc., a consulting
                                 firm.

Roger W. Vogel              43   Managing Director of CSAM;               7,745.567
  Vice President                 previously Managing Director of
  277 Park Avenue                DLJAM, a position he held since
  New York, NY  10172            July 1993.

----------
      * This information has been furnished by each Trustee and Officer.

      ** "Interested" Trustee within the meaning of the 1940 Act. Mr. Cochran and Mr. Jaffe are "interested" Trustees because of their affiliation with CSAM, which acts as the Fund's investment adviser. If elected, Mr. Priest and Mr. McCaughan each will be an "interested" Trustee because of his affiliation with CSAM, which acts as the Fund's investment adviser.

There were four regular meetings and two special meetings of the Board of Trustees of DLJ Focus Funds held during the fiscal year ended October 31, 2000. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 2000 were $57,000 for the DLJ Focus Funds.

The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to its full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Fischer, Host, Kidd, Krogh and Sheehan. Each member of the Audit Committee is a "non-interested" Trustee. The Audit Committee met two times during the fiscal year ended October 31, 2000. The Board of Trustees has an Executive Committee consisting of Messrs. Cochran and Jaffe. The Executive Committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust and applicable law. The Executive Committee did not meet during the fiscal year ended October 31, 2000.

The Board of Trustees does not have a Nominating Committee.

The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended October 31, 2000. No persons (other than the Trustees who are not "interested" within the meaning of the 1940 Act, as set forth below) currently receive compensation from the Fund for acting as a Trustee or Officer. Trustees and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Trustees receive reimbursement for travel and other out-of-pocket expenses incurred in connection with board meetings.

                               COMPENSATION TABLE
                                     for the
                       Fiscal Year Ended October 31, 2000

                                  Aggregate Compensation      Total Compensation from Fund
Name of Person and Position            From the Fund       and Fund Complex Paid to Trustees
---------------------------       ----------------------   ---------------------------------
G. Moffett Cochran*
Chairman of the Board
DLJ Focus Funds                               $0                            $0

Robert E. Fischer, Trustee
DLJ Focus Funds                           $6,250                       $32,500

Stig Host, Trustee
DLJ Focus Funds                          $11,250                       $22,000

Martin Jaffe, Trustee*
DLJ Focus Funds                               $0                            $0

Wilmot H. Kidd III, Trustee
DLJ Focus Funds                           $6,250                       $32,500

Peter F. Krogh, Trustee
DLJ Focus Funds                          $11,250                       $22,000

John J. Sheehan, Trustee
DLJ Focus Funds                          $10,250                       $19,000

Robert Bast, Former Trustee
DLJ Focus Funds                           $4,000                        $4,000

Dennis Little, Former Trustee
DLJ Focus Funds                           $4,000                        $4,000

William H. Mathers, Former Trustee
DLJ Focus Funds                           $4,500                        $4,500

----------

*     "Interested" Trustees.

                               COMPENSATION TABLE
                                     for the
                       Fiscal Year Ended October 31, 2000

                                  Aggregate Compensation      Total Compensation from Fund
Name of Person and Position            From the Fund       and Fund Complex Paid to Trustees
---------------------------       ----------------------   ---------------------------------
William C. Simpson, Former Trustee
DLJ Focus Funds                           $2,000                        $2,000

Stephen K. West, Former Trustee
DLJ Focus Funds                               $0                            $0

      Independent Trustees are not eligible for retirement benefits or other payments upon their retirement from the Board of Trustees. A one-time benefit payment of $50,000 is being made by CSAM to each Trustee who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all funds managed by CSAM.

      As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (DLJ Focus Funds, DLJ Opportunity Funds and DLJ Select Funds) with a total of 12 series and one closed-end investment company (DLJ High Yield Bond Fund).

Required Vote

      In the election of the Trustees of the DLJ Focus Funds, the candidates receiving a plurality of the votes cast at the Meeting in person or by proxy without regard to class or series, if a quorum is present, shall be elected.

                THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
                          YOU VOTE FOR PROPOSAL NO. 3.

                             ADDITIONAL INFORMATION

      The Acquiring Fund and the Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

      This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of the Fund to be used at the Special Meeting of Shareholders of the Fund to be held at [10:00 a.m.] on March 23, 2001, at the offices of the Fund, 277 Park Avenue, New York, New York 10172 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Fund on or about February 1, 2001. Only shareholders of record as of the close of business on January 31, 2001 will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. As of January 31, 2001, the Fund had the following shares outstanding and entitled to vote: ___________. For Proposal Number 1 and Number 2, the holders of a majority of the shares of the Fund outstanding at the close of business on January 31, 2001 present in person or represented by proxy will constitute a quorum for the Special Meeting of the Fund. For Proposal Number 3, the holders of a majority of the shares of the DLJ Focus Funds outstanding at the close of business on January 31, 2001 present in person or represented by proxy will constitute a quorum for the Special Meeting of the Fund. The total number of shares of the DLJ Focus Funds entitled to vote on Proposal Number 3, including shares of the Fund, is: ________. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Plan for purposes of obtaining the requisite approval of the Plan because they are not affirmative votes. Abstentions and broker non-votes will have a similar effect on the outcome of Proposal Number 2, but will not affect the outcome of Proposal Number 3. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Plan, FOR approval of the New Investment Advisory Agreement, FOR the election of Trustees and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Martin Jaffe, Secretary of the Fund, 277 Park Avenue, New York, New York 10172 or by voting in person at the Special Meeting.

      CSAM has retained D.F. King & Co. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. All expenses of the Acquisition, which are currently estimated to be $[_________], including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type).

It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. CSAM or its affiliates, may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

      In the event that a quorum necessary for any proposal the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to 10:00 a.m. on March 23, 2001, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to any proposal for which there is represented a sufficient number of votes in favor, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Fund.

      As of January 31, 2001, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Fund as set forth above under "Proposal Number 1 - Information About the Acquisition -- Share Ownership of the Fund." CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees: in the manner instructed by the customers or employees for which such shares are held.

                                 OTHER BUSINESS

      The Board of Trustees knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

      The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

      The audited statement of assets and liabilities of the Fund and the statement of net assets of the Acquiring Fund, including their respective schedules of portfolio investments, as of October 31, 2000 and August 31, 2000, respectively and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of Ernst & Young LLP, in the case of the Fund, and PricewaterhouseCoopers LLP, in the case of the Acquiring Fund, independent accountants, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

      The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated __________, 2001 relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

      The current Statement of Additional Information for the Acquiring Fund, dated January 1, 2001.

      The current Statement of Additional Information for the Fund, dated August 1, 2000.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable Baetjer and Howard, L.L.P. as to certain matters under Maryland law.

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of [INSERT], 2001, between and among Warburg, Pincus Municipal Bond Fund, Inc., a Maryland corporation (the "Acquiring Fund"), and DLJ Focus Funds, a Massachusetts business trust (the "Trust"), for and on behalf of its DLJ Municipal Trust Fund series (the "Fund"), and, solely for purposes of Section
9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the applicable class or classes of common stock (collectively, the "Shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Fund for Acquiring Fund Shares and the assumption of the liabilities of the Fund by the Acquiring Fund is in the best interests of the Fund and that the interests of the existing shareholders of the Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Fund in Exchange for Acquiring Fund Shares and Assumption of the Fund's Liabilities and Liquidation of the Fund

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Fund determined by dividing the value of the Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. (a) The assets of the Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Fund and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

(b) The Trust has provided the Acquiring Fund with a list of all of the Fund's assets as of the date of execution of this Agreement. The Trust reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Trust will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Fund holds any investments which the Acquiring Fund may not hold, the Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.3. The Trust will endeavor to discharge all of the known liabilities and obligations of the Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Fund and the Acquiring Fund prepared by PFPC, Inc. ("PFPC"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Fund specifically arising from or relating to the operations and/or transactions of the Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.10 hereof.

1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares of the particular class due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund, although share certificates representing interests in the Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with
Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the applicable Closing Date and such later date on which the Fund is terminated.

2. Valuation

2.1. The value of the Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's then current prospectus or statement of additional information.

2.2. (a) The number of Shares of the Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class A shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class A shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Common Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

(b) The number of Shares of the Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class R shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class R shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Common Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

(c) The number of Shares of the Common Class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for Class B shares of the Fund shall be determined by dividing the value of the net assets of the Fund attributable to its Class B shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the Common Class of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectuses or statement of additional information.

2.3. All computations of value with respect to the Acquiring Fund and the Fund shall be made by PFPC in accordance with its regular practice as pricing agent for the Acquiring Fund.

3. Closing and Closing Date

3.1. The Closing Date for the Reorganization shall be March 30, 2001, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of [10:00 a.m.], at the offices of [Sullivan & Cromwell] or at such other time and/or place as the parties may agree.

3.2. The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4. The Trust, on behalf of the Fund, shall deliver at the Closing a list of the names and addresses of the Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Fund's account on the Closing Date to the Secretary of the Fund or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1. The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a duly established series of the Trust; the Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts;

(b) The Trust is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

(c) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Fund will not result, in a violation of its Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Fund, is a party or by which the Trust, with respect to the Fund, or its property is bound or affected;

(d) There are no contracts or other commitments (other than this Agreement) of the Trust which will be terminated with liability to the Fund prior to the Closing Date;

(e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Fund or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Fund at and for each of the fiscal years ended October 31 in the period beginning with November 1, 1996 and ending October 31, 2000 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein;

(g) Since October 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund's portfolio, the discharge of Fund liabilities, or the redemption of Fund shares by Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

(j) All issued and outstanding shares of each class of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Fund's Declaration of Trust, non-assessable, by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares, except for the conversion feature with respect to Class B shares of the Fund;

(k) At the Closing Date, the Trust will have good and marketable title to the Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Fund may have acquired in the ordinary course of business and which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Trust's Board of Trustees, and subject to the approval of the Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m) The information to be furnished by the Trust, on behalf of the Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) Insofar as the following relate to the Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Fund (the "Proxy Statement") and the prospectuses of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. The Acquiring Fund represents and warrants to the Fund as follows:

(a) The Acquiring Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

(b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) The current prospectuses and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

(f) Except as previously disclosed in writing to and accepted by the Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(g) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

(h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

(j) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The Acquiring Fund Shares to be issued and delivered to the Fund, for the account of the Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

(m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Fund for use therein; and

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. Covenants of the Trust, with respect to the Fund, and the Acquiring Fund

5.1. The Acquiring Fund and the Trust, with respect to the Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.2. The Trust, on behalf of the Fund, will call a meeting of the shareholders of the Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3. The Trust, on behalf of the Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4. The Trust, on behalf of the Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Fund's Shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Trust, on behalf of the Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

5.7. The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Acquiring Fund Registration Statement.

5.8. As promptly as practicable, but in any case within thirty days of the Closing Date, the Trust, on behalf of the Fund, shall furnish the Acquiring Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Fund during the fiscal year ending on or after the applicable Closing Date against sales of Acquiring Fund Shares and the Fund agrees that it will not net redemptions during such period by the Fund against sales of its shares.

5.9. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Trustee or Officer ("Indemnified Person") of the Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Trustee or officer of the Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under the Maryland General Corporation law and other applicable law. This paragraph 5.9 shall not protect any such Indemnified Person against any liability to the Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation law and other applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

5.10. The Acquiring Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Acquiring Fund covenants that, following the Reorganization, it (a) will (i) continue the historic business of the Fund or
(ii) use a significant portion of the Fund's historic business assets in a business, and (b) will not sell or otherwise dispose of any of the assets of the Fund, except for dispositions in the ordinary course of business or transfers to a corporation (or other entity classified for federal income tax purposes as an association taxable as a corporation) that is "controlled" by the Acquiring Fund within the meaning of Section 368(c) of the Code.

6. Conditions Precedent to Obligations of the Fund

The obligations of the Trust to consummate on behalf of the Fund, the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Fund shall reasonably request;

6.3. The Fund shall have received a written agreement from CSAM to reimburse expenses to the Acquiring Fund to the extent necessary to maintain the average annual expense ratio of the Common Class of the Acquiring Fund for the two-year period beginning on the Closing Date at the lower of the average annualized expense ratio of Class A, Class B or Class R shares of the Fund or the Common Class measured over the 60-day period ended on such date; and

6.4. The Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Fund, covering the following points:

That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and nonassessable with no personal liability attaching to ownership thereof, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund's Charter or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or state of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described and filed as required; (h) the Acquiring Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (i) the Proxy Statement, as of its date, and the Acquiring Fund Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement and the Acquiring Fund Registration Statement; and (j) the Acquiring Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

Such counsel may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of the Acquiring Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Fund may reasonably request.

In this paragraph 6.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7. Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties by or on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell, counsel to the Trust, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

That (a) the Trust is a validly existing business trust and in good standing under the laws of the State of Delaware and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company and the Fund is a duly established Series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Fund's Agreement and Declaration of Trust or By-Laws or (ii) result in a default or breach of (A) the Interim Investment Advisory Agreement, dated as of November 3, 2000, between the Trust and CSAM; (B) the Custodian Contract, dated as of ____, between the Trust and Citibank, N.A.; (C) the Distribution Agreement, dated as of December _, 2000, between the Trust and CSAMSI; or (D) the agreements set forth in Annex A to this Agreement; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required for the consummation by the Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Fund's business; and (g) the Fund is registered as an investment company under the 1940 Act, and, to our knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

With respect to all matters of Delaware law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Richards, Layton & Finger, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Richards, Layton & Finger. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.5. The Acquiring Fund shall have received from Ernst & Young LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) they are independent public accountants with respect to the Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b) in their opinion, the financial statements and financial highlights of the Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

7.6. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

(b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

(c) on the basis of limited procedures agreed upon by the Acquiring Fund and the Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to such Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of such Fund or from schedules prepared by officers of such Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

7.7. The Trust, on behalf of the Fund, shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Fund as of and for the fiscal year ended October 31, 2000.

7.8. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

7.9. The Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund would not be diluted as a result of such transactions, and the Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the
Fund

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Trust, on behalf of the Fund, shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust Agreement and Declaration of Trust and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

(a) The transfer of all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Fund in exchange for their shares of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Fund or upon the distribution of the Acquiring Fund Shares to the Fund's shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund shareholder will include the period during which the Fund Shares exchanged therefor were held by such shareholder (provided that such Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Trust may waive the conditions set forth in this paragraph 8.5.

9. Brokerage Fees and Expenses; Other Agreements

9.1. The Acquiring Fund represents and warrants to the Trust, and the Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings; (ii) preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing;

accounting fees; and legal fees incurred by the Acquiring Fund and by the Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof and (vi) any other reasonable Reorganization expenses.

9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

10. Entire Agreement; Survival of Warranties

10.1. The Acquiring Fund and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. Termination

11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Trust and the Acquiring Fund; (2) the Trust in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Trust or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Trust or the Fund, or their respective Directors, Trustees or officers, to the other party or parties.

12. Amendments

This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Acquiring Fund; provided, however, that following the meeting of the Fund's shareholders called by the Trust pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. Notices

13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at:

277 Park Avenue
New York, NY 10172
Attention: Martin Jaffe

with a copy to:

Earl D. Weiner, Esq.
Sullivan & Cromwell
125 Broad St.
New York, NY 10004
or to the Acquiring Fund at:

466 Lexington Avenue
New York, NY 10017
Attention: Hal Liebes, Esq.

with a copy to:

Rose F. DiMartino, Esq.
Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Notice is hereby given that this Agreement is entered into on behalf of the Trust by an officer of the Fund in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees, officers or shareholders of the Fund are personally liable hereunder.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

DLJ FOCUS FUNDS,
For and on Behalf of its DLJ Municipal Trust Fund Series

By:
   -----------------------------------------------------------------------------

Name:

Title:

Attestation By:
               -----------------------------------------------------------------

Name:

Title:

WARBURG, PINCUS MUNICIPAL BOND FUND, INC.

By:
   -----------------------------------------------------------------------------

Name:  Hal Liebes

Title: Secretary

Attestation By:
               -----------------------------------------------------------------

Name:  Stuart Cohen

Title: Assistant Secretary

Solely with respect to paragraph 9.2:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
   -----------------------------------------------------------------------------

Name:

Title:

Attestation By:
               -----------------------------------------------------------------

Name:  Hal Liebes

Title: Secretary

                                                                         ANNEX A
                                         TO AGREEMENT AND PLAN OF REORGANIZATION

   List of Additional Examined Agreements to which DLJ Focus Funds is a Party

Interim Investment Advisory Contract, dated November 3, 2000.

DLJ Core Equity Fund, DLJ Fixed Income Fund, DLJ Small Company Value Fund and DLJ Growth and Income Fund

DLJ Municipal Trust Fund

                                                                       Exhibit B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                                                              ____________, 2001

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

The DLJ Focus Funds, a Delaware business trust (the "Fund"), for and on behalf of each of its series listed on Annex I hereto, which may be amended from time to time, (each, a "Series" and, collectively, the "Series"), herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1. Investment Description; Appointment

The Fund, on behalf of each of the Series, desires to employ the capital of such Series by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information, if any, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Fund. Copies of the Fund's Prospectuses and SAIs have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to each of the Series. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Investment Adviser

Subject to the supervision and direction of the Board of Trustees of the Fund, the Adviser will (a) act in strict conformity with the Fund's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage such Series' assets in accordance with such Series' investment objective and policies as stated in the Fund's Prospectuses and SAIs,
(c) make investment decisions for such Series, (d) place purchase and sale orders for securities on behalf of such Series, (e) exercise voting rights in respect of portfolio securities and other investments for such Series, and (f) monitor and evaluate the services provided by such Series' investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of such Series' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. In addition, the Adviser will furnish each Series with whatever statistical information such Series or Fund may reasonably request with respect to the securities that such Series may hold or contemplate purchasing.

      Subject to the approval of the Board of Trustees of each of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of such Series and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing such Series with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to such Series and the Fund's Board of Trustees and subject to the requirements of the 1940 Act.

3. Brokerage

In executing transactions for each Series, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to each Series and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4. Information Provided to the Fund

The Adviser will keep each Series informed of developments materially affecting such Series, and will, on its own initiative, furnish such Series from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Standard of Care

The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to each Series or to shareholders of such Series to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6. Compensation

In consideration of the services rendered pursuant to this Agreement, each Series will pay the Adviser the annual fee applicable to such Series calculated at an annual rate set forth on Annex I hereto of such Series' average daily net assets.

The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of each Series' net assets shall be computed at the times and in the manner specified in such Fund's Prospectus(es) or SAI(s).

The fee shall be calculated and payable monthly.

7. Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. Each Series will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of such Series who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Series; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; such Series' proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of such Series' or the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of such Series and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

Each Series will be responsible for nonrecurring expenses which may arise, including costs of litigation to which such Series is a party and of indemnifying officers and Trustees of the Fund with respect to such litigation and other expenses as determined by the Trustees.

8. Services to Other Companies or Accounts

The Fund and Series understand that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and such Series or Fund has no objection to the Adviser so acting, provided that whenever such Series or Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. Each Series and Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for such Series or Fund. In addition, each Series and Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

9. Term of Agreement

This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) (i) in the case of a Series, the Board of Trustees of the Fund of which such Series is a part or (ii) in the case of the High Yield Bond Fund, the Board of Trustees of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of each Series' and Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees of the applicable Fund, who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to a Series or Fund, without penalty, on 60 days' written notice, by the Board of Trustees of such Series and Fund or by vote of holders of a majority of such Series' or Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10. Representation by the Fund

The Funds represent that copies of their Agreements and Declarations of Trust, together with all amendments thereto, are on file in such state where such Fund is registered.

11. Use of Names

The Funds recognize that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of a Series or Fund, such Series or Fund agrees that, at the Adviser's request, such Series' or Fund's license to use the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that such Series or Fund will take all necessary action to change the name of such Series or Fund to names not including the words "Warburg", "Warburg Pincus", "DLJ", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".

12. Miscellaneous

Notice is hereby given that this Agreement is entered into on behalf of a Fund by an officer of such Fund in his capacity as an officer and not individually. It is understood and expressly stipulated that none of the Trustees or shareholders of any Fund shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of any Fund assume any personal liability for obligations entered into on behalf of a Fund. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund.

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

Very truly yours,

DLJ FOCUS FUNDS

By: _______________________
    Name:
    Title:

Accepted:


CREDIT SUISSE ASSET MANAGEMENT, LLC

By: _______________________
Name:
Title:

                                                                         ANNEX I
                                                TO INVESTMENT ADVISORY AGREEMENT

--------------------------------------------------------------------------------
                                                 Annual Fee Rate
                                   (as a percentage of average daily net assets
            Series                               of such Series)
--------------------------------------------------------------------------------
DLJ Core Equity Fund (a series    .75 of 1% of the first $100,000,000; .50 of 1%
of the DLJ Focus Funds)           of the balance
--------------------------------------------------------------------------------
DLJ Growth and Income Fund (a     .75 of 1% of the first $75,000,000; .50 of 1%
series of the DLJ Focus Funds)    of the balance
--------------------------------------------------------------------------------
DLJ Small Company Value Fund      .875 of 1% of the first $100,000,000; .75 of
(a series of the DLJ Focus Funds) 1% of the next $100,000,000, and .625 of 1%
                                  thereafter
--------------------------------------------------------------------------------
DLJ Fixed Income Fund (a          .625 of 1% of the first $100,000,000; .50 of
series of the DLJ Focus Funds)    1% of the balance
--------------------------------------------------------------------------------
DLJ Municipal Trust Fund (a       .625 of 1% of the first $100,000,000; .50 of
series of the DLJ Focus Funds)    1% of the balance
--------------------------------------------------------------------------------

                                                                       Exhibit C

             CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE GROUP

General

CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $68 billion in the U.S. and $198 billion globally as of September 30, 2000.

CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York New York, NY 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, NY 10010, which is indirectly wholly-owned by Credit Suisse Group.

Executive Officers of CSAM

The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017, except for Messrs. Cochran and Jaffe, whose address is 277 Park Avenue, New York, New York 10172.

--------------------------------------------------------------------------------
          Name                   Position with CSAM and Principal Occupation
--------------------------------------------------------------------------------
James P. McCaughan            Chief Executive Officer, Managing Director and
                              Chairman of the Management Committee
--------------------------------------------------------------------------------
G. Moffett Cochran            President, Managing Director and Member of the
                              Management Committee
--------------------------------------------------------------------------------
Martin Jaffe                  Chief Financial Officer, Managing Director and
                              Member of the Management Committee
--------------------------------------------------------------------------------
Laurence R. Smith             Chief Investment Officer, Managing Director and
                              Member of the Management Committee
--------------------------------------------------------------------------------
Elizabeth B. Dater            Head of Emerging Growth Group, Managing Director
                              and Member of the Management Committee
--------------------------------------------------------------------------------
Christopher F. Corapi         Head of Equity Research, Managing Director and
                              Member of the Management Committee
--------------------------------------------------------------------------------
Sheila Scott                  Managing Director and Member of the Management
                              Committee
--------------------------------------------------------------------------------

Similar Funds Managed by CSAM

The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Fund.

--------------------------------------------------------------------------------
Similar Fund                           Net Assets as of   Contractual
Currently Managed by CSAM                      10/31/00     Advisory     Fee
                                                              Fee%      Waiver

--------------------------------------------------------------------------------
Open-End Funds
--------------------------------------------------------------------------------
Warburg Pincus Municipal Bond Fund        14,925,020.42       0.70        Yes
--------------------------------------------------------------------------------

Brokerage Policies

CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB, CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

EX-99.17(A)2                                                               PROXY

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                DLJ MUTUAL FUNDS

                            DLJ Municipal Trust Fund
                              VOTE THIS CARD TODAY
         BY MAIL, BY FAX AT 1-212-_________, BY PHONE AT 1-800-_________
                             OR ON-LINE AT _________

CONTROL NUMBER:

Please be sure to sign and date this Proxy.                   Date______________

Shareholder sign here_______________________ Co-owner sign here ________________

1. To approve the Agreement and Plan of               For    Against    Abstain
Reorganization (the "Plan") providing that (i) the    |_|      |_|        |_|
Fund would transfer to Warburg, Pincus Municipal
Bond Fund, Inc. (the "Acquiring Fund") all of its assets in exchange for shares of the Acquiring
Fund and the assumption by the Acquiring Fund of the Fund's liabilities, (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Fund in liquidation of the Fund, and (iii) the Fund would subsequently be terminated.

2. To approve a new investment advisory agreement     For    Against    Abstain
for the Fund.                                         |_|      |_|        |_|


3. To elect eight Trustees to the Board of            For All  Withhold  For All
Trustees of DLJ Focus Funds.                         Nominees             Except
                                                        |_|      |_|       |_|

(01) Richard H. Francis              (05) James S. Pasman
(02) Jack W. Fritz                   (06) William W. Priest
(03) Jeffrey E. Garten               (07) James P. McCaughan
(04) Peter F. Krogh                  (08) Steven N. Rappaport

Instruction: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

RECORD DATE SHARES:

                            DLJ MUNICIPAL TRUST FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                SPECIAL MEETING OF SHAREHOLDERS - March 23, 2001

The undersigned hereby appoints Brian Kammerer and Jill Kopin, each with the power of substitution, as proxies for the undersigned to vote all shares of the DLJ Municipal Trust Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 277 Park Avenue, New York, New York 10172, on March 23, 2001 at 10:00 a.m., Eastern time, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------

                     PROSPECTUSES OF THE ACQUIRING FUND ARE
                        INCORPORATED BY REFERENCE TO ITS
                           N-1A REGISTRATION STATEMENT

                                     PART B

           STATEMENT OF ADDITIONAL INFORMATION DATED __________, 2001

                          Acquisition of the Assets of

                            DLJ MUNICIPAL TRUST FUND
                                 277 Park Avenue
                            New York, New York 10172
                                 (800) 225-8011

                        By and in Exchange for Shares of

                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
                                   800-WARBURG

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the DLJ Municipal Trust Fund (the "Fund") to Warburg, Pincus Municipal Bond Fund, Inc. (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Fund (the "Acquisition"), consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

Statement of Additional Information for the Acquiring Fund, dated January 1,
2001.

Annual Reports of the Acquiring Fund and the Fund for the fiscal year ended August 31, 2000 and October 31, 2000, respectively. (2)

This Statement of Additional Information is not a prospectus. Extra copies of the Prospectus/Proxy Statement, dated _________, 2001, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

The Annual Report of the Fund for the fiscal year ended October 31, 2000 and for the Acquiring Fund, for the fiscal year ended August 31, 2000 and October 31, 2000, respectively and each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call (800) 225-8011.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2000 for the Fund, and as of August 31, 2001 for the Acquiring Fund, and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2000 for the Fund and August 31, 2000 for the Acquiring Fund, as adjusted, giving effect to the Acquisition.

             Pro Forma Condensed Statement Of Assets And Liabilities
                                   (Unaudited)

                                       DLJ Municipal Trust     Warburg Pincus Municipal Bond
                                        October 31, 2000             August 31, 2000           Adjustments         Pro Forma
                                   --------------------------  -----------------------------   -----------  ------------------------
                                      Cost           Value         Cost            Value                       Cost         Value
                                      ----           -----         ----            -----                       ----         -----
ASSETS
  Investments at value             $23,063,131    $23,402,694    $14,314,278    $14,940,988                 $37,377,409  $38,343,682
  Cash                                      --             --             --         16,176                          --       16,176
  Dividends and interest receivable         --        370,303             --        206,200                          --      576,503
  Prepaid expenses and other assets         --          1,651             --         30,333                          --       31,984
                                                  -----------                   -----------                              -----------
    Total Assets
                                                  -----------                   -----------                              -----------

LIABILITIES
  Dividend payable                          --            131             --             67                          --          198
  Due to custodian                          --         94,151             --             --                          --       94,151
  Advisory fee payable                      --          1,007             --          8,856                          --        9,863
  Distribution fee payable                  --          5,691             --             --                          --        5,691
  Accrued expenses payable                  --             --             --         32,670                          --       32,670
                                                  -----------                   -----------                              -----------
    Total Liabilities
                                                  -----------                   -----------                              -----------

NET ASSETS                                        $23,673,668                   $15,152,104                              $38,825,772
                                                  ===========                   ===========                              ===========

Common Class
Net Assets                                                 --                       524,307    23,673,668                 24,197,975
Shares outstanding                                         --                        36,227     1,635,732                  1,671,959
Net asset value, offering price
and redemption price per share                             --                         14.47                                    14.47

Institutional Class
Net Assets                                                 --                    14,627,797            --                 14,627,797
Shares outstanding                                         --                     1,010,860            --                  1,010,860
Net asset value, offering price
and redemption price per share                             --                        $14.47                                   $14.47

Class A Shares
Net Assets                                        $22,564,727                            --  ($22,564,727)                        --
Shares outstanding                                  2,235,412                            --    (2,235,412)                        --
Net asset value, offering price
and redemption price per share                         $10.09                            --

Maximum offering price per
share (net asset value
plus maximum sales charge)                             $10.59                             --

Class B Shares
Net Assets                                         $1,082,464                            --   ($1,082,464)                        --
Shares outstanding                                    107,283                            --      (107,283)                        --
Net asset value, offering price
and redemption price per share                         $10.09                            --

Class C Shares
Net Assets                                               $260                            --         ($260)                        --
Shares outstanding                                         26                            --           (26)                        --
Net asset value, offering price
and redemption price per share                         $10.05                            --                                       --

Class R Shares
Net Assets                                            $26,217                            --      ($26,217)                        --
Shares outstanding                                      2,597                            --        (2,597)                        --
Net asset value, offering price
and redemption price per share                         $10.09                            --                                       --

See Notes to Pro Forma Financial Statements

================================================================================
DLJ Municipal Trust Fund and Warburg Pincus Municipal Bond Fund
Combined Statement of Investments (Unaudited)

DLJ Municipal Trust Fund - October 31, 2000 (Fund)
--------------------------------------------------------------------------------

                                                                                             Market
Security Name                                                                 Principal       Value
-------------                                                                 ---------       -----
CHICAGO, ILLINOIS GENERAL OBLIGATION 5.25% 1/1/2010                             500,000       513,750
CHICAGO, ILLINOIS METROPOLITAN WATER RECLAMATION DISTRICT 5.75% 12/1/2001     1,000,000     1,013,600
CHICAGO, ILLINOIS METROPOLITAN WATER RECLAMATION DISTRICT 7.00% 1/1/2011      1,000,000     1,157,500
DALLAS, TEXAS IMPROVEMENT 4.00% 2/15/2004                                     1,000,000       977,500
DENVER, COLORADO CITY & COUNTY AIRPORT 6.75% 11/15/2022                       1,580,000     1,629,375
GRAND RIVER DAM AUTHORITY, OKLAHOMA 6.25% 6/1/2011                            1,500,000     1,678,125
HOUSTON, TEXAS REVENUE 5.00% 3/1/2005                                         2,000,000     2,032,500
INDIANA UNIVERSITY REVENUE STUDENT FEE SER. K 6.50% 8/1/2005                  1,000,000     1,082,500
IOWA STUDENT LOAN LIQUIDATION CORP. 6.80% 3/1/2005                            1,000,000     1,038,750
MEMPHIS, TENNESSEE ELECTRIC SYSTEM 6.00% 1/1/2005                             1,000,000     1,055,000
NATIONAL AUSTRALIA FUNDING 6.581% 11/1/2000*                                    157,000       157,000
NEW YORK CITY, NEW YORK SER. 5.75% 2/1/2008                                   1,000,000     1,056,250
NEW YORK STATE DORMITORY AUTHORITY REVENUE 6.50% 5/15/2006                    1,000,000     1,086,250
PLANO, TEXAS INDEPENDENT SCHOOL DISTRICT 6.00% 2/15/2005                      2,000,000     2,107,500
PORT AUTHORITY OF HOUSTON, TEXAS 5.375% 10/1/2005                             1,275,000     1,321,219
PUERTO RICO COMMONWEALTH REFUNDING 5.10% 7/1/2002                             1,000,000     1,012,500
PUERTO RICO ELECTRIC POWER AUTHORITY 6.00% 7/1/2011                             330,000       367,125
SAN ANTONIO, TEXAS ELECTRIC & GAS 5.00% 2/1/2012                              1,000,000     1,000,000
TEXAS STATE REFUNDING SER. A 6.00% 10/1/2008                                  1,000,000     1,086,250
WASHINGTON STATE GENERAL OBLIGATION 5.00% 1/1/2005                            1,000,000     1,016,250
WISCONSIN STATE CLEAN WATER REVENUE 5.00% 6/1/2003                            1,000,000     1,013,750
                                                                                          -----------
                                                                                          $23,402,694
                                                                                          ===========

Warburg Pincus Municipal Bond Fund - August 31, 2000
(Acquiring Fund)
--------------------------------------------------------------------------------

                                                                                             Market
Security Name                                                                 Principal       Value
-------------                                                                 ---------       -----
BBH GRAND CAYMAN U.S. DOLLAR 5.71% 9/1/2000                                     547,000       547,000
CALIFORNIA ST 6.3% 9/11/2011                                                    670,000       778,051
CALIFORNIA ST 5.125% 10/1/2017                                                  825,000       827,706
CHICAGO ILL PROJ G.O. 5.25% 1/1/2018                                            200,000       195,318
COLORADO SPRINGS COLO UTILS 5.875% 11/15/201                                    595,000       632,253
FAIRFAX COUNTY VA REDEV & HSG 7/1/% 4/1/2019                                    630,000       746,317
HEARTLAND CONSUMERS SD PWR 6.375% 1/1/2016                                       20,000        22,038
HOUSTON TEXAS SWR SYS REV 6.375% 10/1/2008                                      100,000       108,001
ILLINOIS STATE SALES TAX REV 5.75% 6/15/2014                                    650,000       664,060
LA CA DEPT WTR & PWR 4.5% 5/15/2023                                             705,000       613,364
MARYLAND ST TRANS AUTH 6.8% 7/1/2016                                            850,000       979,480
MASS GO CONS LOANS SER A 5.3% 11/1/2005                                         100,000       103,870
MASS ST WTR RES AUTH 6.5% 7/15/2019                                              20,000        22,581
MTA NY COMMUTER REV BONDS 5% 7/1/2023                                           600,000       555,348
NEW ORLEANS LA HOME MTG AUTH 6.25% 1/15/201                                     635,000       699,599
NEW YORK ST DORM AUTH REVS 7.85% 2/1/2029                                       530,000       533,641
NEW YORK ST DORM AUTH REVS 7.375% 7/1/2016                                       40,000        47,126
NEW YORK ST PWR AUTH REV REV 7.00% 1/1/2010                                     360,000       423,659
NY NY MUN WTR FIN               6/15/2021                                       400,000       362,368
NY PREREFUND SERIES D 8.00% 8/1/2001                                            625,000       654,700
NY PREREFUND SERIES H 7.2% 2/1/2002                                             550,000       579,150
NY STATE LOCL GVT             4/1/2020                                          580,000       533,600
NYC NY MUN FIN AUTH 5.125% 6/15/2030                                            295,000       273,580
PUERTO RICO COMWLTH GO 5.4% 7/1/2007                                            730,000       767,726
SAN DIEGO CA CONV CNTR SER A 4.75% 4/1/2028                                     535,000       481,168
SEATTLE WA MUN 5.125% 7/1/2022                                                  100,000        94,051
SEATTLE WASHINGTON WTR SYS REV 5.25 12/1/202                                    735,000       700,808
SUFFOLK CNT NY WTR AUTH 6.75% 6/1/2012                                          580,000       666,449
TALLAHASSEE FLA ELEC REV 6.1% 10/1/2006                                         600,000       625,578
TRIBOROUGH BRIDGE 5.2% 1/1/2020                                                 730,000       702,399
                                                                                              -------
                                                                                           14,940,988
                                                                                           ==========

Pro-Forma Fund
--------------------------------------------------------------------------------

                                                                                             Market
Security Name                                                                 Principal       Value
-------------                                                                 ---------       -----
BBH GRAND CAYMAN US DOLLAR 5.71% 9/1/2000                                       547,000       547,000
CALIFORNIA ST 6.3% 9/11/2011                                                    670,000       778,051
CALIFORNIA ST 5.125% 10/1/2017                                                  825,000       827,706
CHICAGO, ILLINOIS GENERAL OBLIGATION  5.25% 1/1/2010                            500,000       513,750
CHICAGO, ILLINOIS METROPOLITAN WATER RECLAMATION DISTRICT 5.75% 12/1/2001     1,000,000     1,013,600
CHICAGO, ILLINOIS METROPOLITAN WATER RECLAMATION DISTRICT 7% 1/1/2011         1,000,000     1,157,500
CHICAGO, ILL PROJ G.O. 5.25% 1/1/2018                                           200,000       195,318
COLORADO SPRINGS COLO UTILS 5.875% 11/15/2017                                   595,000       632,253
DALLAS, TEXAS IMPROVEMENT 4% 2/15/2004                                        1,000,000       977,500
DENVER, COLORADO CITY & COUNTY AIRPORT 6.75% 11/15/2022                       1,580,000     1,629,375
FAIRFAX COUNTY VA REDEV & HSG 7.1% 4/1/2019                                     630,000       746,317
GRAND RIVER DAM AUTHORITY, OKLAHOMA 6.25% 6/1/2011                            1,500,000     1,678,125
HEARTLAND CONSUMERS SD PWR 6.375% 1/1/2016                                       20,000        22,038
HOUSTON, TEXAS REVENUE 5% 3/1/2005                                            2,000,000     2,032,500
HOUSTON, TEXAS SWR SYS REV 6.375% 10/1/2008                                     100,000       108,001
ILLINOIS STATE SALES TAX REV 5.75% 6/15/2014                                    650,000       664,060
INDIANA UNIVERSITY REVENUE STUDENT FEE SER. K 6.5% 8/1/2005                   1,000,000     1,082,500
IOWA STUDENT LOAN LIQUIDATION CORP. 6.8% 3/1/2005                             1,000,000     1,038,750
LA CA DEPT WTR & PWR 4.5% 5/15/2023                                             705,000       613,364
MARYLAND ST TRANS AUTH 6.8% 7/1/2016                                            850,000       979,481
MASS GO CONS LOANS SER A 5.3% 11/1/2005                                         100,000       103,870
MASS ST WTR RES AUTH 6.5% 7/15/2019                                              20,000        22,581
MEMPHIS, TENNESSEE ELECTRIC SYSTEM 6% 1/1/2005                                1,000,000     1,058,000
MTA NY COMMUTER REV BONDS 5% 7/1/2023                                           600,000       555,348
NATIONAL AUSTRALIA FUNDING 6.581% 11/1/2000                                     157,000       157,000
NEW ORLEANS LA HOME MTG AUTH 6.25% 1/15/2011                                    635,000       699,599
NEW YORK CITY, NEW YORK SER. G 5.75% 2/1/2008                                 1,000,000     1,056,250
NEW YORK STATE  DORMITORY AUTHORITY REVENUE 6.5% 5/15/2006                    1,000,000     1,086,250
NEW YORK ST DORM AUTH REVS 7.85% 2/1/2029                                       530,000       533,641
NEW YORK ST DORM AUTH REVS 7.375% 7/1/2016                                       40,000        47,126
NEW YORK ST PWR AUTH REV REV 7% 1/1/2010                                        360,000       423,659
NY NY MUN WTR FIN 4.875% 6/15/2021                                              400,000       362,368
NY PREREFUND SERIES D 8% 8/1/2001                                               625,000       654,700
NY PREREFUND SERIES H 7.2% 2/1/2002                                             550,000       579,150
NY STATE LOCL GVT 4.875% 4/1/2020                                               580,000       533,600
NYC NY MUN FIN AUTH 5.125% 6/15/2030                                            295,000       273,580
PLANO, TEXAS INDEPENDENT SCHOOL DISTRICT 6% 2/15/2005                         2,000,000     2,107,500
PORT AUTHORITY OF HOUSTON, TEXAS 5.375% 10/1/2005                             1,275,000     1,321,219
PUERTO RICO COMMONWEALTH REFUNDING 5.1% 7/1/2002                              1,000,000     1,012,500
PUERTO RICO COMWLTH GO 5.4% 7/1/2007                                            730,000       767,726
PUERTO RICO ELECTRIC POWER AUTHORITY 6% 7/1/2011                                330,000       367,125
SAN ANTONIO, TEXAS ELECTRIC & GAS 5% 2/1/2012                                 1,000,000     1,000,000
SAN DIEGO CA CONV CNTR SER A 4.75% 4/1/2028                                     535,000       481,168
SEATTLE WA MUN 5.125% 7/1/2022                                                  100,000        94,051
SEATTLE WASHINGTON WTR SYS REV 5.25% 12/1/2023                                  735,000       700,808
SUFFOLK CNTY NY WTR AUTH 6.75% 6/1/2012                                         580,000       666,449
TALLAHASSEE FLA ELEC REV 6.1% 10/1/2006                                         600,000       625,578
TEXAS STATE REFUNDING SER. A 6% 10/1/2008                                     1,000,000     1,086,250
TRIBOROUGH BRIDGE 5.2% 1/1/2020                                                 730,000       702,399
WASHINGTON STATE GENERAL OBLIGATION 5% 1/1/2005                               1,000,000     1,016,250
WISCONSIN STATE CLEAN WATER REVENUE 5% 6/1/2003                               1,000,000     1,013,750
                                                                                           ----------
                                                                                           38,343,682
                                                                                           ==========

* Commercial paper is trade on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See notes to Pro Forma financial statements

Combined Statement of Operations
For the 12 months ended in 2000 (unaudited)

                                                                 Warburg Pincus
                                           DLJ Municipal Trust   Municipal Bond
                                            October 31, 2000     August 31, 2000   Adjustments             Pro Forma
                                           -------------------   ---------------   -----------             ---------
Investment Income
  Dividends                                            --               5,663              --                  5,663
  Interest                                      1,288,196             975,781              --              2,263,977
                                               ----------          ----------      ----------             ----------
    Total Investment Income                     1,288,196             981,444              --              2,269,640
                                               ----------          ----------      ----------             ----------

Expenses
  Investment advisory services                    163,791             118,517         (11,852)    (a)        270,456
  Distribution fees - Class A                      72,659                  --         (72,659)    (b)             --
  Distribution fees - Class B                       9,984                  --          (9,984)    (c)             --
  Distribution fees - Class C                           2                  --              (2)    (c)             --
  Distribution fees - Class R                          11                  --             (11)    (b)             --
  Distribution fees - Common Class                     --                 622           75,167    (b, c)      75,789
  Transfer agent                                   54,000              22,697         (18,538)    (d)         58,159
  Custodian                                        51,000              21,216         (17,852)    (e)         54,364
  Administrative and accounting fees                   --              35,217          18,365     (f)         53,582
  Administrative services fees                         --                 124          26,236     (g)         23,360
  Registration Fees                                28,000              30,799         (28,000)    (h)         30,799
  Interest                                             --                 729              --     (h)            729
  Legal                                             8,000               9,805          (8,000)    (h)          9,805
  Directors'/Trustees' fees                         5,000              10,094          (5,000)    (h)         10,094
  Audit                                             3,000              14,658          (3,000)    (h)         14,658
  Printing                                          7,000              24,648          (7,000)    (h)         24,648
  Insurance expense                                    --                 690              --                    690
  Miscellaneous                                     2,824              12,317              --                 15,141
                                               ----------          ----------      ----------             ----------
                                                  405,271             302,133         (62,130)               645,274

Less: Expenses waived and reimbursed by
CSAM/DLJ                                         (138,175)           (131,675)          4,317     (i)       (265,533)
Less: Expenses offset by Transfer Agent                --                 (19)             --                    (19)
Less: Expenses waived by PFPC                          --                (100)             --                   (100)
                                               ----------          ----------      ----------             ----------

Total Expenses                                    267,096             170,339         (57,813)               379,622
                                               ----------          ----------      ----------             ----------

Net Investment Income                           1,021,100             811,105          57,813              1,890,018
                                               ----------          ----------      ----------             ----------


                                                                                                          ----------
Net Realized and Unrealized Gain/(Loss)
from Investments:
  Net realized loss from investments             (126,217)           (187,501)             --               (313,718)
  Net change in unrealized appreciation/
    (depreciation) from Investments               417,728             357,493              --                775,221
                                               ----------          ----------      ----------             ----------

    Net realized and unrealized gain from
      Investments                                 291,511             169,992              --                461,503
                                               ----------          ----------      ----------             ----------

    Net increase in net assets resulting
      from operations                           1,312,611             981,097          57,813              2,351,521
                                               ==========          ==========      ==========             ==========

See notes to Pro Forma Financial Statements

Notes to Pro Forma Financial Statements (unaudited)

1. Basis of Combination

The unaudited Pro Forma Combined Statement of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed acquisition of the assets and liabilities of the DLJ Municipal Trust Fund (the "Trust") by the Warburg Pincus Municipal Bond Fund, Inc. (the "Fund"). The proposed acquisition will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition provides for the transfer of all of the assets of the Trust to the Fund in exchange for shares of the Fund's Common Class, the distribution of the Fund's Common Class shares to Class A, B, C and R Share shareholders of the Trust, and the subsequent liquidation of the Trust. The accounting survivor in the proposed acquisition will be the Fund. This is because although the Trust has the same investment objective as the Fund, the surviving fund will invest in a style that is similar to the way in which the Fund is currently operated. The costs of the proposed acquisition will be borne by CSAM and its affiliates.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in this Registration Statement filed on Form N-14.

The Fund and the Trust are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the merger between the Fund and the Trust.

(a) To decrease advisor fees in the Fund from 0.70% to 0.63%.

(b) To re-classify Distribution fees from DLJ Fixed Class A and R Shares to the Fund's Common Shares.

(c) To decrease Distribution fees in the Trust's Class B and C Shares from 1.00% to 0.25% and to re-classify into the Common Class of the Fund.

(d) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(e) Adjustment based on the contractual agreements with the custodian for the combined fund.

(f) Adjustment based on the contractual agreements with the administrator for the combined fund.

(g) Adjustment based on the contractual agreements with the co-administrator for the combined fund.

(h) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(i) To decrease waiver in order to maintain stated expense caps.

2. Summary of Significant Accounting Policies

Following is a summary of significant accounting policies, which are consistently followed by the Trust and Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

Security Valuation - Securities traded on a U.S. or foreign stock exchange, or the Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Directors (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

Federal Income Taxes - The Trust and Fund intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Distributions to Shareholders - Distributions from net investment income are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared annually.

              (See Accompanying Notes to the Financial Statements)

                 THE ANNUAL REPORTS AND STATEMENT OF ADDITIONAL
                      INFORMATION OF THE ACQUIRING FUND ARE
                      INCORPORATED BY REFERENCE TO THE MOST
                       RECENT FILINGS BY THE FUND THEREOF
                   (INVESTMENT COMPANY ACT FILE NO. 811-08923)

                 THE ANNUAL REPORTS, PROSPECTUSES AND STATEMENT
                    OF ADDITIONAL INFORMATION OF THE FUND ARE
                      INCORPORATED BY REFERENCE TO THE MOST
                       RECENT FILINGS BY THE FUND THEREOF
                   (INVESTMENT COMPANY ACT FILE NO. 811-04604)

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. The response to this item is incorporated by reference to "Plan of Reorganization" under the caption Proposal Number 1 - Information About the Reorganization," to "Liability of Directors" under the caption "Proposal Number 1 - Information on Shareholders' Rights" in Part A of this Registration Statement and to Item 27 of the Fund's initial Registration Statement on Form N-1A, filed on August 5, 1998.

Item 16.       Exhibits

     (1) Registrant's Articles of Incorporation are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 5, 1998.

     (2) By-Laws of the Registrant are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 5, 1998.

     (3)       Not Applicable.

     (4) Agreement and Plan of Reorganization (included as Exhibit A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

     (5)       Not Applicable.

     (6) Form of Investment Advisory Agreement is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (7)       Not Applicable.

     (8)       Not Applicable.

     (9) Forms of Custodian Agreements are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (10)(a) Forms of Distribution Plans pursuant to Rule 12b-1 under the 1940 Act are incorporated by reference to the Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (10)(b) Forms of Distribution Agreements are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (10)(c) Forms of Services Agreements are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (10)(d) Form of 18f-3 Plan is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (11) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant, with respect to validity of shares.

     (12) Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters .

     (13)(a) Form of Transfer Agency Agreement is incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (13)(b) Forms of Co-Administration Agreements are incorporated by reference to Registrant's Registration Statement on Form N-1A filed on August 20, 1998.

     (14)(a)   Consent of PricewaterhouseCoopers LLP.

     (14)(b)   Consent of Ernst & Young LLP.

     (15)      Not Applicable.

     (16) Powers of Attorney (included on signature page of this Registration Statement).

     (17)(a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

     (17)(b) Registrant's declaration pursuant to Rule 24f-2 is incorporated by reference to the Registration Statements.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 29 th day of December, 2000.

                                       Warburg, Pincus Municipal Bond Fund, Inc.
                                       By: /s/ Eugene L. Podsiadlo

                                       Name:  Eugene L. Podsiadlo*
                                       Title: President

Each person whose signature appears below, hereby makes, constitutes and appoints each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of the Warburg, Pincus Municipal Bond Fund, Inc., this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                       Title                      Date
        ---------                       -----                      ----


/s/ William W. Priest           Chairman of the Board of      December 29, 2000
---------------------------     Directors
    William W. Priest


/s/ Eugene L. Podsiadlo         President                     December 29, 2000
---------------------------
    Eugene L. Podsiadlo


/s/ Michael A. Pignataro       Treasurer and Chief Financial  December 29, 2000
---------------------------    Officer
    Michael A. Pignataro


/s/ Richard H. Francis         Director                       December 29, 2000
---------------------------
    Richard H. Francis


/s/ Jack W. Fritz              Director                       December 29, 2000
---------------------------
    Jack W. Fritz


/s/ Jeffrey E. Garten          Director                       December 29, 2000
---------------------------
    Jeffrey E. Garten


/s/ James S. Pasman, Jr.       Director                       December 29, 2000
---------------------------
    James S. Pasman, Jr.


/s/ Steven N. Rappaport        Director                       December 29, 2000
---------------------------
    Steven N. Rappaport


/s/ Alexander B. Trowbridge    Director                       December 29, 2000
---------------------------
    Alexander B. Trowbridge

                                  EXHIBIT INDEX

     Exhibit Number                       Description                 Page
     --------------                       -----------                 ----

          (4)       Agreement and Plan of Reorganization
                    (included as Exhibit A to Registrant's
                    Prospectus/Proxy Statement contained in Part
                    A of this Registration Statement)

          (11)      Opinion and consent of Willkie Farr &
                    Gallagher, counsel to Registrant, with
                    respect to validity of shares.

          (12)      Opinion and consent of Willkie Farr &
                    Gallagher with respect to tax matters.

          (14)(a)   Consent of PricewaterhouseCoopers LLP

          (14)(b)   Consent of Ernst & Young LLP

          (16) Powers of Attorney (included on signature page of this Registration Statement).

          (17)(a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration
                    Statement).

-------------------------  --------------------------------------  -------------